Registration No. 333-

      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 3, 2000

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. ___ [ ]
                      Post-Effective Amendment No. ___ [ ]

                        (Check appropriate box or boxes)

                Exact name of Registrant as Specified in Charter:

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                         Area Code and Telephone Number:

                                 (800) 637-2548

                     Address of Principal Executive Offices:

                             601 Second Avenue South
                          Minneapolis, Minnesota 55402

                     Name and Address of Agent for Service:

                              Christopher J. Smith
                         U.S. Bank National Association
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402

                                   COPIES TO:

     Thomas A. Berreman                          Kathleen L. Prudhomme
     U.S. Bank National Association              Dorsey & Whitney LLP
     601 Second Avenue South                     220 South Sixth Street
     Minneapolis, Minnesota 55402                Minneapolis, Minnesota 55402


                      Title of Securities Being Registered:

                         Common Stock, par value $0.0001

       No filing fee is required because of reliance by the Registrant on
               Section 24f-2 the Investment Company Act of 1940.

                  Approximate Date of Proposed Public Offering:

            As soon as possible following the effective date of this Registration Statement. It is proposed that this filing become effective on August 2, 2000 (30 days after filing) pursuant to Rule 488.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       REGISTRATION STATEMENT ON FORM N-14

                              CROSS REFERENCE SHEET

                          (AS REQUIRED BY RULE 481(a))

                                                     PROSPECTUS/PROXY
PART A OF FORM N-14                                  STATEMENT CAPTION
-------------------                                  -----------------

1.  Beginning of Registration Statement           Cross Reference Sheet and Cover
    and Outside Front Cover Page of Prospectus    Page

2.  Beginning and Outside Back Cover Page         Table of Contents
    of Prospectus

3.  Synopsis Information and Risk Factors         Summary; Risk Factors

4.  Information about the Transaction             Summary; Information About the
                                                  Reorganization; Voting Information

5.  Information about the Registrant              Inside Front Cover (Incorporation by
                                                  Reference); Summary; Information
                                                  About the International Index Fund
                                                  and the International Fund

6.  Information about the Company                 Inside Front Cover (Incorporation by
    being Acquired                                Reference); Summary; Information
                                                  About the International Index Fund
                                                  And the International Fund

7.  Voting Information                            Summary; Information About the
                                                  Reorganization; Voting Information

8.  Interest of Certain Persons and Experts       Voting Information

9.  Additional Information                        Not Applicable


                                                  STATEMENT OF ADDITIONAL
PART B OF FORM N-14                               INFORMATION CAPTION
-------------------                               -------------------

10.  Cover Page                                   Cover Page

11.  Table of Contents                            Not Applicable

12.  Additional Information about the Registrant  Cover Page (Incorporation by
                                                  Reference)

13.  Additional Information about the Company     Cover Page (Incorporation by
     Being Acquired                               Reference)

14.  Financial Statements                         Cover Page (Incorporation by
                                                  Reference)

PART C OF FORM N-14

Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                       REGISTRATION STATEMENT ON FORM N-14



                                     PART A
                               PRESIDENT'S LETTER

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           PROSPECTUS/PROXY STATEMENT



            CURRENT RETAIL CLASS PROSPECTUS OF INTERNATIONAL FUND AND
                            INTERNATIONAL INDEX FUND

             CURRENT INSTITUTIONAL CLASS PROSPECTUS OF INTERNATIONAL
                       FUND AND INTERNATIONAL INDEX FUND

             ANNUAL REPORT OF FIRST AMERICAN INVESTMENT FUNDS, INC.
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999

[LOGO]



                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 637-2548

                                 August 9, 2000


To the Shareholders of International Index Fund:

Enclosed with this letter is a proxy voting ballot, a Prospectus/Proxy Statement and related information concerning a Special Meeting of Shareholders of the International Index Fund of First American Investment Funds, Inc. ("First American") to be held on September 15, 2000. The purpose of this Special Meeting is to submit to shareholders of International Index Fund a proposal to combine that Fund with and into First American's International Fund by means of the reorganization described in the Prospectus/Proxy Statement.

If the proposed combination of Funds is approved, you will receive the same class of shares in International Fund that you currently hold in International Index Fund. The exchange of shares will take place on the basis of the relative net asset values per share of the respective classes of the two Funds. Investment advisory fees will increase due to the actively managed investment style of the International Fund. As discussed in the proxy materials, this actively managed investment approach has historically resulted in significantly better performance. Sales charges and Rule 12b-1 distribution and shareholder servicing fees will remain unchanged.

At March 31, 2000, International Index Fund had net assets of approximately $150 million, while International Fund had net assets of approximately $994 million. As described in the Prospectus/Proxy Statement, First American's Board of Directors believes that the proposed combination of Funds is in the best interests of International Index Fund shareholders because, among other things, it is expected to improve investment performance experienced by such shareholders and to avoid potential adverse tax consequences in the event a significant International Index Fund shareholder redeems its shares.

Both Funds offer investors an opportunity to diversify their portfolios by investing in equity securities that trade in markets other than the United States. However, there are significant differences in the investment objectives of, and the investment strategies used by, the Funds. Shareholders should carefully consider both the similarities and the differences between the two Funds. These similarities and differences, as well as other important information concerning the proposed combination of Funds, are described in detail in the Prospectus/Proxy Statement, which you are encouraged to review carefully. If you have any additional questions, please call your account administrator, investment sales representative, or First American directly at 1-800-637-2548.

First American's Board of Directors has approved the proposed combination of Funds and recommends it for your approval. I encourage you to vote in favor of the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.


Sincerely,



Thomas Plumb
President

                            INTERNATIONAL INDEX FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 637-2548



                          -----------------------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 15, 2000
                          -----------------------------


NOTICE IS HEREBY GIVEN that a special meeting of shareholders of International Index Fund, a separately managed series of First American Investment Funds, Inc. ("First American") will be held at 10:00 a.m. Central Time, on Friday, September 15, 2000, on the 7th floor of U.S. Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55402. The purpose of the special meeting is as follows:

1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of all of the assets and the assumption of all liabilities of the International Index Fund by the International Fund, a separately managed series of First American, in exchange for shares of common stock of the International Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the International Index Fund and (b) the liquidation of the International Index Fund and the pro rata distribution of the International Fund shares to International Index Fund shareholders. Under the Plan, International Index Fund shareholders will receive the same class of shares of the International Fund that they held in the International Index Fund, having a net asset value equal as of the effective time of the Plan to the net asset value of their International Index Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of First American required to effect the reorganization contemplated by the Plan.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Even if International Index Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization" in the attached Prospectus/Proxy Statement.

                    THE BOARD OF DIRECTORS OF FIRST AMERICAN
                        RECOMMENDS APPROVAL OF THE PLAN.

The close of business on July 19, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS INCLUDED WITH THESE PROXY MATERIALS. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN VOTING PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                           By Order of the Board of Directors,

                                           Christopher J. Smith
                                           Secretary
August 9, 2000

                              WHAT YOU SHOULD KNOW
                         ABOUT THIS PROPOSED FUND MERGER

FIRST AMERICAN AND THE FUND'S BOARD OF DIRECTORS ENCOURAGE YOU TO READ THE ENCLOSED PROXY STATEMENT CAREFULLY. THE FOLLOWING IS A BRIEF OVERVIEW OF THE KEY ISSUES.

WHY IS MY FUND HOLDING A SPECIAL SHAREHOLDERS MEETING?

The reason for the meeting is so that shareholders of First American's International Index Fund can decide whether or not to reorganize their Fund. If shareholders decide in favor of the proposal, International Index Fund will merge with International Fund, another similar mutual fund in the First American fund family, and you will become a shareholder of International Fund.

HOW ARE THESE TWO FUNDS ALIKE?

The Funds are similar, in that they both offer investors an opportunity to diversify their portfolios by investing in equity securities that trade in markets other than the United States. However, there are significant differences in investment objectives and strategies:

|_| International Index Fund's objective is to provide investment results that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "EAFE Index").

|_| Under normal market conditions, the International Index Fund invests at least 90% of its total assets in common stocks included in the EAFE Index. The EAFE Index currently includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund attempts to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund.

|_| International Fund has an objective of long-term growth of capital. The Fund does not attempt to match the performance of any particular index of securities.

|_| The International Fund invests primarily in equity securities that trade in markets other than the United States. In choosing investments for the Fund, the Fund's sub-adviser generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors.

WHAT ARE THE ADVANTAGES OF MERGING THE FUNDS?

The International Fund uses an actively managed investment approach compared to a passive, model driven investment approach used by the International Index Fund. The International Fund's actively managed investment approach has resulted in significantly higher fund performance than the International Index Fund.

The following table sets forth the comparative average annual total returns for each class of the respective Funds for the periods indicated. Historic returns are not necessarily indicative of future results.

                                              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
                                      ---------------------------------------------------------------------
                                                                                          Since Inception
                                         One Year         Five Years        Ten Years           (1)
INTERNATIONAL INDEX FUND
              Class A                     20.71%             N/A               N/A             11.09%
              Class B                     21.36%             N/A               N/A             19.38%
              Class Y                     27.63%             N/A               N/A             12.76%
INTERNATIONAL FUND
              Class A                     73.61%            24.56%             N/A             19.59%
              Class B                     76.62%            24.74%             N/A             20.61%
              Class Y                     83.40%            26.14%             N/A             20.84%


(1) Inception dates are July 3, 1995, November 24, 1997 and July 3, 1995 for Class A, Class B and Class Y, respectively, of the International Index Fund, and April 7, 1994, August 15, 1994 and April 4, 1994 for Class A, Class B and Class Y, respectively, of the International Fund.

The Reorganization also may help avoid significant adverse tax consequences to International Index Fund shareholders. A significant number of International Index Fund shares are held by defined benefit plans sponsored by U.S. Bancorp or its subsidiaries. Should one or more of these plans redeem their shares, the Fund would be required to sell securities to meet redemption requests. Such a sale would most likely result in capital gains, which would be taxable to International Index Fund shareholders.

The potential benefits and possible disadvantages are explained in more detail in the enclosed proxy statement.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF A MERGER?

A closing date will be set for the reorganization. Shareholders will receive full and fractional shares of the International Fund of the same class as, and equal in value to, the shares of the International Index Fund that they owned on the closing date.

IF THE FUNDS MERGE, WILL THERE BE TAX CONSEQUENCES FOR ME?

Before the closing of the reorganization, First American will have received an opinion from its counsel, Dorsey & Whitney LLP, that the transaction will qualify as a tax-free reorganization.

Consequently, the shareholders of International Index Fund will not recognize gain or loss for federal income tax purposes on the exchange of their shares for the shares of International Fund in the reorganization. However, you should consult your own tax advisor regarding any possible effect a reorganization might have on you, given your personal circumstances - particularly regarding state and local taxes.

WHO WILL PAY FOR THIS REORGANIZATION?

The expenses of the reorganization, including legal expenses, printing, packaging and postage, plus the costs of any supplementary solicitation, will be borne by First American Asset Management, investment adviser for the Funds.

WHAT DOES THE FIRST AMERICAN BOARD OF DIRECTORS RECOMMEND?

The First American Board believes you should vote in favor of the reorganization. Before you do, however, be sure to study the issues involved and call us with any questions, then vote promptly to ensure that a quorum of International Index Fund shares will be represented at this Fund's special shareholders meeting.

WHERE DO I GET MORE INFORMATION ABOUT FIRST AMERICAN INTERNATIONAL FUND?

|_| Please call Investor Services toll-free at 1-800-637-2548.

                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                          MINNEAPOLIS, MINNESOTA 55402
                                 (800) 637-2548

                           PROSPECTUS/PROXY STATEMENT
                              DATED AUGUST 9, 2000

                          ACQUISITION OF THE ASSETS OF
                            INTERNATIONAL INDEX FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                        BY AND IN EXCHANGE FOR SHARES OF
                               INTERNATIONAL FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

This Prospectus/Proxy Statement is being furnished to the shareholders of International Index Fund, a separately managed series of First American Investment Funds, Inc. ("First American"), in connection with a special meeting of the shareholders of the International Index Fund to be held at the offices of U.S. Bank National Association, Minneapolis, Minnesota on Friday, September 15, 2000, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is being mailed to shareholders of the International Index Fund on or about August 9, 2000.

This Prospectus/Proxy Statement relates to a proposal for the acquisition of all the assets and the assumption of all liabilities of the International Index Fund by the International Fund in exchange for shares of common stock of the International Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the International Index Fund. As a result of the transactions, each shareholder of the International Index Fund will receive International Fund shares of the same class that he or she held in the International Index Fund, with a net asset value equal to the net asset value of the shareholder's International Index Fund shares.

First American, of which the International Index Fund and the International Fund are separate series, is an open-end management investment company. The International Index Fund and the International Fund are both diversified, open-end funds that offer investors an opportunity to diversify their portfolios by investing in equity securities that trade in markets other than the United States.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed reorganization and about the International Fund and its affiliates that each International Index Fund shareholder should know prior to voting on the proposed reorganization.

A Statement of Additional Information dated August 9, 2000 relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "Commission") and is also incorporated by reference into this Prospectus/Proxy Statement. This means that you should consider the contents of the Statement of Additional Information to be a part of the Prospectus/Proxy Statement. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. This information is also available upon request and without charge by writing to First American Asset Management, P.O. Box 1330, Minneapolis, Minnesota 55448-1330 or by calling (800) 637-2548.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
        AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED
     UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                           PROSPECTUS/PROXY STATEMENT
                                 AUGUST 9, 2000

                        PROPOSED ACQUISITION OF ASSETS OF

                            INTERNATIONAL INDEX FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                               INTERNATIONAL FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.




                                -----------------
                                TABLE OF CONTENTS
                                -----------------


                                                                         PAGE

INCORPORATION BY REFERENCE                                                1
SUMMARY                                                                   2
RISK FACTORS                                                              9
INFORMATION ABOUT THE REORGANIZATION                                     11
INFORMATION ABOUT THE INTERNATIONAL
     INDEX FUND AND THE INTERNATIONAL FUND                               16
VOTING INFORMATION                                                       19
FINANCIAL STATEMENTS AND EXPERTS                                         22
LEGAL MATTERS                                                            22
EXHIBIT A -- AGREEMENT AND PLAN OF                                       23
     REORGANIZATION

The Following Documents Accompany This Prospectus/Proxy Statement:

|_| International Funds Retail Class Prospectus Dated January 31, 2000, of First American Investment Funds, Inc.

|_| International Funds Institutional Class Prospectus Dated January 31, 2000, of First American Investment Funds, Inc.

|_| Annual Report for the Fiscal Year Ended September 30, 1999, of First American Investment Funds, Inc.

                           INCORPORATION BY REFERENCE

         The documents listed in items 1 and 2 below, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference to the extent noted below. A Statement of Additional Information dated August 9, 2000 relating to this Prospectus/Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information is available upon request and without charge by writing to First American Asset Management, P.O. Box 1330, Minneapolis, Minnesota 55448-1330 or by calling (800) 637-2548. The documents listed in items 3 and 4 below are incorporated by reference into the Statement of Additional Information and will be provided with the Statement of Additional Information when requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

1. The Retail Class Prospectus dated January 31, 2000 and the Institutional Class Prospectus dated January 31, 2000 of the International Fund and the International Index Fund are incorporated herein in their entirety by reference, and a copy of each accompanies this Prospectus/Proxy Statement.

2. The Statement of Additional Information dated January 31, 2000 of First American, as it relates to the Retail Class and the Institutional Class of both the International Index Fund and the International Fund, is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

3. The financial statements of International Fund and International Index Fund included in the Annual Report of First American for the fiscal year ended September 30, 1999, are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement, and a copy of such Annual Report accompanies this Prospectus/Proxy Statement.

4. The financial statements of International Fund and International Index Fund included in the Semi-Annual Report of First American for the six months ended March 31, 2000, are incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statement of Additional Information of First American relating to the International Fund and the International Index Fund, each dated January 31, 2000, and the Agreement and Plan of Reorganization (the "Plan"), a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. International Index Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

         The Plan provides for (i) the acquisition of all of the assets and the assumption of all liabilities of the International Index Fund by the International Fund in exchange for shares of common stock of the International Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the International Index Fund and
(ii) the liquidation of the International Index Fund and the pro rata distribution of its holdings of International Fund shares to International Index Fund shareholders (the "Reorganization") as of the effective time of the Reorganization (anticipated to be at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on or about September 22, 2000, or such later date as provided for in the Plan) (such time and date, the "Effective Time"). The value of the International Index Fund assets and liabilities to be acquired by the International Fund, and the value of the International Fund shares to be exchanged therefor, will be computed as of the Effective Time. As a result of the Reorganization, each shareholder of the International Index Fund will receive International Fund shares of the same class that he or she held in the International Index Fund, with a net asset value equal to the net asset value of the shareholder's International Index Fund shares as of the Effective Time. See "Information About the Reorganization."

         For the reasons set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Directors of First American, including all of the "non-interested" Directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the International Index Fund and that the interests of International Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by International Index Fund shareholders.

         The Board of Directors of First American has also concluded that the Reorganization would be in the best interests of the International Fund's existing shareholders and has therefore approved the Reorganization on behalf of the International Fund.

         Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of the International Index Fund, voting as separate classes.

Information concerning the voting rights of each International Index Fund shareholder is set forth under "Voting Information" below. Directors and officers of First American and employees of U.S. Bank National Association, the administrator for the International Index Fund, may, without cost to the International Index Fund, solicit proxies for management of the International Index Fund by means of mail, telephone, or personal calls. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to beneficial owners of International Index Fund shares. The Adviser may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on behalf of the Fund. The procedure is expected to cost approximately $1,000 per share class which will be paid by the Adviser.

         In addition to the approval of the Plan and Reorganization by International Index Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization-- Plan of Reorganization."

TAX CONSEQUENCES

         Prior to completion of the Reorganization, First American, on behalf of the International Index Fund, will have received from counsel an opinion that, upon the Reorganization and the transfer of the assets of the International Index Fund, no gain or loss will be recognized by the International Index Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of International Fund shares that are received by each International Index Fund shareholder will be the same as the holding period and aggregate tax basis of the International Index Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of the International Index Fund in the hands of the International Fund as a result of the Reorganization will be the same as in the hands of the International Index Fund immediately prior to the Reorganization. See "Information About the Reorganization-- Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         First American, of which the International Index Fund and the International Fund are separate series, is an open-end management investment company. The International Index Fund and the International Fund are both diversified, open-end funds. The Funds are similar, in that they both offer investors an opportunity to diversify their portfolios by investing in equity securities that trade in markets other than the United States. However, the Funds have different investment objectives and pursue these objectives using different principal investment strategies. Specifically:

|_| The International Fund's objective is long-term growth of capital. The Fund attempts to achieve this objective by investing primarily in equity securities that trade in markets other than the United States. In choosing investments for the Fund, the Fund's sub-adviser generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The Fund invests primarily in developed markets and larger capitalization companies, but also has the ability to invest in emerging markets and smaller capitalization companies.

     In order to hedge against adverse movements in currency exchange rates, the International Fund may enter into forward foreign currency exchange contracts. To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

|_| International Index Fund's objective is to provide investment results that correspond to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "EAFE Index"). Under normal market conditions, International Index Fund invests at least 90% of its total assets in common stocks included in the EAFE Index. The EAFE Index currently includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The Fund's adviser believes that the Fund's objective can best be achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund.

     Unlike the International Fund, the International Index Fund does not enter into forward currency exchange contracts or lend its portfolio securities.

         The Funds' investment objectives and principal strategies are described and compared in further detail herein under "Information about the International Index Fund and the International Fund-- Comparison of Investment Objectives and Principal Strategies."

         The following table sets forth the comparative average annual total returns for each class of the respective Funds for the periods indicated. Historic returns are not necessarily indicative of future results.

                                              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1999
                                      ---------------------------------------------------------------------
                                                                                          Since Inception
                                         One Year         Five Years        Ten Years           (1)
INTERNATIONAL INDEX FUND
              Class A                     20.71%             N/A               N/A             11.09%
              Class B                     21.36%             N/A               N/A             19.38%
              Class Y                     27.63%             N/A               N/A             12.76%
INTERNATIONAL FUND
              Class A                     73.61%            24.56%             N/A             19.59%
              Class B                     76.62%            24.74%             N/A             20.61%
              Class Y                     83.40%            26.14%             N/A             20.84%


(1) Inception dates are July 3, 1995, November 24, 1997 and July 3, 1995 for Class A, Class B and Class Y, respectively, of the International Index Fund, and April 7, 1994, August 15, 1994 and April 4, 1994 for Class A, Class B and Class Y, respectively, of the International Fund.

ADVISORY AND DISTRIBUTION FEES

         U.S. Bank National Association, acting through its First American Asset Management division, is the Funds' investment adviser (the "Adviser"). Marvin & Palmer Associates, Inc. is the International Fund's sub-adviser ("Sub-Adviser"). Each Fund pays the Adviser a monthly fee for providing investment advisory services equal, on an annual basis, to 0.70% of the International Index Fund's average daily net assets and 1.25% of the International Fund's average daily net assets. Thus, contractual investment advisory fees will increase as a result of the Reorganization. This is the result of the actively managed investment approach of the International Fund compared to the passive, model driven investment approach of the International Index Fund. As noted above, however, the International Fund has consistently realized significantly higher annual total returns as a result of this actively managed investment approach.

         Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay SEI Investments Distribution Co. (the "Distributor"), the distributor of each Fund's shares, an annual fee for the distribution and sale of its shares and for services provided to shareholders. For each Fund, this fee is equal to 0.25% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class B and Class C shares. Class Y shares are not subject to a Rule 12b-1 fee. Thus, Rule 12b-1 fees will remain unchanged as a result of the Reorganization.

         During the fiscal year ended September 30, 1999, the Adviser waived fees so that total operating expenses did not exceed 1.00%, 1.75% and 0.75%, respectively, for the Class A, Class B and Class Y shares of International Index Fund, and 1.60%, 2.35% and 1.35%, respectively, for the Class A, Class B and Class Y shares of International Fund. The Adviser intends to keep the waivers for the International Fund in place through September 30, 2000. Waivers may be discontinued at any time.

PRO FORMA FEES AND EXPENSES

         The following tables are intended to assist International Index Fund shareholders of the respective classes in understanding the various costs and expenses (expressed as a percentage of average net assets) (i) that such shareholders currently bear as International Index Fund shareholders; (ii) that shareholders of the International Fund currently bear; and (iii) that such shareholders can expect to bear as International Fund shareholders after the Reorganization is consummated. The following tables are as of September 30, 1999.


CLASS A SHARES FEES AND EXPENSES
                                                             INTERNATIONAL      INTERNATIONAL
                                                                 INDEX              FUND
                                                                 FUND                               PRO FORMA
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR



                                       15

INVESTMENT)
Maximum sales load imposed
on purchases (as a percentage
of offering  price) (1)                                                5.25%              5.25%            5.25%
Maximum deferred sales charge (as a percentage of net
asset value at purchase or redemption, whichever is less)
                                                                        None               None             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS) (2)
Management fees                                                        0.70%              1.25%            1.25%
Distribution and service (12b-1) fees                                  0.25%              0.25%            0.25%
Other expenses                                                         0.30%              0.26%            0.26%
Total fund operating expenses                                          1.25%              1.76%            1.76%


EXAMPLE
You would pay the following expenses on a $10,000 investment, assuming (i) a 5% annual return; and (ii) redemption at the end of each time period:

1 Year                                                                 $ 646              $ 694            $ 694
3 Years                                                                  901              1,050            1,050
5 Years                                                                1,175              1,429            1,429
10 Years                                                               1,957              2,489            2,489



(1) Certain investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge. See "Buying Shares" in the Retail Class Prospectus of the International Fund and the International Index Fund.

(2) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the Adviser. The Adviser intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed 1.60% and 1.00% for the International Fund and the International Index Fund, respectively. Fee waivers may be discontinued at any time.


CLASS B SHARES FEES AND EXPENSES
                                                             INTERNATIONAL      INTERNATIONAL
                                                                 INDEX              FUND
                                                                 FUND                               PRO FORMA
SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)
Maximum sales load imposed on purchases
(as a percentage of offering  price)                                    None               None             None
Maximum deferred sales charge (as a percentage of net
asset value at purchase or


                                       16

redemption, whichever is less)
                                                                       5.00%              5.00%            5.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS) (1)
Management fees                                                        0.70%              1.25%            1.25%
Distribution and service (12b-1) fees                                  1.00%              1.00%            1.00%
Other expenses                                                         0.31%              0.26%            0.26%
Total fund operating expenses                                          2.01%              2.51%            2.51%


EXAMPLE
You would pay the following expenses on a $10,000 investment, assuming (i) a 5% annual return; and (ii) redemption at the end of each time period:

1 Year                                                                 $ 704              $ 754            $ 754
3 Years                                                                1,030              1,182            1,182
5 Years                                                                1,283              1,535            1,535
10 Years                                                               2,142              2,662            2,662

EXAMPLE
You would pay the following expenses on a $10,000 investment, assuming (i) a 5% annual return; and (ii) no redemption at the end of each time period:

1 Year                                                                 $ 204              $ 254            $ 254
3 Years                                                                  630                782              782
5 Years                                                                1,083              1,335            1,335
10 Years                                                               2,142              2,662            2,662



(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the Adviser. The Adviser intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed 2.35% and 1.75% for the International Fund and the International Index Fund, respectively. Fee waivers may be discontinued at any time.


CLASS Y SHARES FEES AND EXPENSES
                                                             INTERNATIONAL      INTERNATIONAL
                                                                 INDEX              FUND
                                                                 FUND                               PRO FORMA
SHAREHOLDER FEES (PAID DIRECTLY FROM
YOUR INVESTMENT)
Maximum sales load imposed on purchases


                                       17

(as a percentage of offering  price)                                    None               None             None
Maximum deferred sales charge (as a percentage of net
asset value at purchase or redemption, whichever is less)
                                                                        None               None             None



ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS) (1)
Management fees                                                        0.70%              1.25%            1.25%
Distribution and service (12b-1) fees                                   None               None             None
Other expenses                                                         0.30%              0.26%            0.26%
Total fund operating expenses (1)                                      1.00%              1.51%            1.51%

EXAMPLE
You would pay the following expenses on a $10,000 investment, assuming (i) a 5% annual return; and (ii) redemption at the end of each time period:

1 Year                                                                 $ 102              $ 154            $ 154
3 Years                                                                  318                477              477
5 Years                                                                  552                824              824
10 Years                                                               1,225              1,802            1,802


----------------
(1) Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the Adviser. The Adviser intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed 1.35% and 0.75% for the International Fund and the International Index Fund, respectively. Fee waivers may be discontinued at any time.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         Class A and Class B shares of the International Fund received by International Index Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Class A and Class B shares of the International Index Fund. These procedures are discussed in the Retail Class Prospectus of the International Index Fund and the International Fund which accompanies this Prospectus/Proxy Statement under the headings "Buying Shares," "Selling Shares" and "Managing Your Investment - Exchanging Shares."

         Class Y shares of the International Fund received by International Index Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Class Y shares of the International Index Fund. These procedures are discussed in the Institutional Class Prospectus of the International Index

Fund and the International Fund which accompanies this Prospectus/Proxy Statement under the heading "Buying Shares and Selling Shares."

         The Plan provides that if Class A shares of the International Fund are distributed in the Reorganization to former holders of Class A shares of the International Index Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the International Fund will give credit for the period during which the holder thereof held such International Index Fund shares in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the International Fund.

DIVIDENDS AND DISTRIBUTIONS

         Dividends are declared and paid quarterly for the International Index Fund and annually for the International Fund. Distributions of any net realized capital gains are made at least once every twelve months with respect to both Funds. Dividends and distributions for each Fund are automatically reinvested in additional shares of the Fund unless a shareholder requests that they be reinvested in shares of another First American fund or paid in cash.

SHAREHOLDER VOTING RIGHTS

         Each Fund issues Class A, Class B, Class C and Class Y shares. Class A, Class B, Class C and Class Y shares within a Fund vote together as a single class on most issues, such as election of directors, and as separate classes on issues that affect only a particular class, such as Rule 12b-1 distribution plans.

                                  RISK FACTORS

         Because each Fund invests primarily in equity securities that trade on markets outside the United States, the risks of investing in the Funds are similar. Principal risks of investing in each Fund are the risks of investing in equity securities and the risks of international investing. The International Fund is subject to additional risks because of its ability to invest in emerging markets and smaller capitalization companies. These types of securities are generally not included in the EAFE Index. In addition, unlike International Index Fund, International Fund may enter into foreign currency hedging transactions and may lend its portfolio securities. These transactions subject International Fund to additional risks. Each of these risks is discussed below. The price of each Fund will change daily due to changes in the market value of its investments and other factors, which means you could lose money.

RISKS OF EQUITY SECURITIES

Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry or sector of the world market.

RISKS OF INTERNATIONAL INVESTING

International investing involves risks not typically associated with domestic investing. Because of these risks, each Fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. Risks may be even greater for International Fund because of the Sub-Adviser's ability to invest substantial portions of the Fund's assets in a small number of countries.

RISKS OF EMERGING MARKETS

As a main investment strategy, International Fund may invest in emerging markets where the risks of international investing are particularly significant. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER CAPITALIZATION COMPANIES

International Fund may invest in stocks of smaller capitalization companies as a main investment strategy. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against adverse movements in currency exchange rates, International Fund may enter into forward foreign currency exchange contracts. If the Sub-Adviser's forecast of exchange rate movements is incorrect, the Fund may realize losses on its foreign currency transactions. In addition, the Fund's hedging transactions may prevent the Fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING

To generate additional income, International Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. As a result, the Fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The First American Board of Directors, including all of the "non-interested" directors, has determined that it is advantageous to combine the International Index Fund with the International Fund. As discussed in detail below under "Comparison of Investment Objectives and Principal Investment Strategies," the Funds are similar in that each invests primarily in equity securities that trade on markets outside the United States. In addition, the Funds have the same investment adviser, distributor, custodian, transfer agent and auditors.

         The First American Board of Directors has determined that the Reorganization is expected to provide certain benefits to the International Index Fund and the International Fund and is in the best interests of each Fund and its respective shareholders. The Board of Directors has also determined that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board considered, among other things, the following factors in making such determinations:

1. The advantages which may be realized by the International Index Fund shareholders, including the potential for enhanced investment performance;

2.       The tax-free nature of the proposed Reorganization;

3. The terms and conditions of the Plan, including that (a) the exchange of International Index Fund shares for International Fund shares will take place on a net asset value basis; and (b) no sales charge will be incurred by International Index Fund shareholders in connection with their acquisition of International Fund shares in the Reorganization;

4. The agreement of the Adviser to bear the costs associated with the proposed Reorganization;

5. The fact that the Rule 12b-1 fees and sales charges would remain constant for International Index Fund shareholders;

6. The International Fund's agreement that in applying the 18 month 1% deferred sales charge on Class A shares with respect to which the front-end sales charge was waived, credit will be given for the period a former International Index Fund shareholder who is subject to such a deferred sales charge held his or her shares.

         The Board also considered that defined benefit plans sponsored by U.S. Bancorp or its subsidiaries own approximately 76% of the total outstanding shares of the International Index Fund. As noted above, the International Fund has enjoyed significantly better investment returns, and for this reason the Trustees of these defined benefit plans have indicated that, absent a merger with the International Fund, it may be in the best interests of the plan participants for the plans to exchange shares of the International Index Fund for shares of the International Fund, although at this time there is no definitive plan to do so. If this exchange were to occur, the sale of assets required to redeem the shares of International Index Fund held by the plans would generate realized capital gains of approximately $13.94 per International Index Fund share, resulting in potentially significant, adverse tax consequences to the remaining International Index Fund shareholders. The Board concluded that the proposed reorganization is therefore in the best interests of the remaining International Index Fund shareholders as a way to avoid such adverse tax consequences.

         The Board also considered the potential benefits to the Adviser which could result from the proposed Reorganization. The Board recognized that if the Adviser determines to waive advisory fees in the future, to the extent that the International Fund realizes overall expense ratios before fee waivers consistent with those before the Reorganization, the combination of Funds would have the effect of decreasing the cost to U.S. Bank of providing such waivers. The Board also noted, however, that U.S. Bank is not obligated to make any such waivers and that, in any event, the proposed Reorganization is expected to provide other benefits to shareholders. The Board thus concluded that, despite these potential benefits to the Adviser, the factors noted above render the proposed Reorganization fair to and in the best interests of shareholders of the International Index Fund and the International Fund.

PLAN OF REORGANIZATION

         The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, the International Fund will acquire all of the assets and assume all liabilities of the International Index Fund in exchange for International Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from the International Index Fund. The International Index Fund and the International Fund are separate series of shares within First American, a single Maryland corporation. As a result, for corporate law purposes, the acquisition of assets, assumption of liabilities and exchange of shares is structured under the Plan as a reallocation of assets and liabilities from the International Index Fund to the International Fund coupled with the issuance and exchange of Class A, Class B and Class Y International Fund shares in exchange for Class A, Class B and Class Y International Index Fund shares, respectively. This reallocation of assets and liabilities and exchange of shares is accomplished under the Plan by amending the articles of incorporation of First American in the manner set forth in the amendment to First American's articles of incorporation included as Exhibit 1 to the Plan attached hereto as Exhibit A.

         Pursuant to the Plan, each holder of Class A, Class B or Class Y shares of the International Index Fund will receive, at the Effective Time, Class A, Class B or Class Y shares of the International Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of the International Index Fund shares owned by such shareholder immediately prior to the Effective Time. At the Effective Time, the International Fund will issue and distribute, at the direction of First American's Board of Directors, to the International Index Fund's shareholders of record, determined as of the Effective Time, the International Fund Shares issued in exchange for the International Index Fund Shares as described above. Thereafter, no additional shares representing interests in the International Index Fund will be issued, and the International Index Fund will be deemed to be liquidated.

         Under the Plan, the net asset value per share of the International Index Fund's and the International Fund's Class A, Class B and Class Y shares will be computed as of the Effective Time using the valuation procedures set forth in First American's amended and restated articles of incorporation and bylaws and the then current Prospectuses and Statement of Additional Information of International Index Fund and International Fund and as may be required by the Investment Company Act. The distribution of International Fund shares to former International Index Fund shareholders described above will be accomplished by the establishment of accounts on the share records of the International Fund in the names of International Index Fund shareholders, each representing the respective classes and numbers of full and fractional International Fund shares due such shareholders.

         The Plan provides that no sales charges will be incurred by International Index Fund shareholders in connection with the acquisition by them of International Fund shares pursuant thereto. The Plan provides that if Class A shares of the International Fund are distributed in the Reorganization to former holders of Class A shares of the International Index Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the International Fund will give credit for the period during which the holder thereof held such International Index Fund shares in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the International Fund.

         The International Index Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to International Index Fund shareholders subject to taxation.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (i) approval of the Plan, which includes the related amendment of First American's articles of incorporation attached to the Plan, by the shareholders of the International Index Fund; (ii) the delivery of the opinion of counsel described below under "-- Federal Income Tax Consequences;" (iii) the accuracy as of the Effective Time of the representations and warranties made by the International Index Fund and the International Fund in the Plan; and (iv) the delivery of customary closing certificates. See the Plan attached hereto as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of the International Index Fund, by resolution of the Board of Directors of First American, if circumstances should develop that, in the opinion of the Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of either Fund's shareholders. The Plan provides that the Adviser will pay all expenses incurred in connection with the Reorganization, and neither Fund will be liable for such expenses.

         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of the International Index Fund, voting as separate classes. Approval of the Plan by International Index Fund shareholders will be deemed approval of the amendment to the amended and restated articles of incorporation of First American attached to the Plan. If the Plan is not approved, the Board of Directors of First American will consider other possible courses of action. International Index Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization. See "Voting Information--No Dissenters' Rights of Appraisal" below.

DESCRIPTION OF INTERNATIONAL FUND SHARES

         The Class A, Class B, Class C and Class Y shares of the International Fund issued in the Reorganization will represent shares of common stock, $.0001 par value, in the International Fund, which is an open-end mutual fund and a series of First American. First American is an open-end management investment company incorporated under the laws of the State of Maryland. Each share of the International Fund issued in the Reorganization will be fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the International Fund have no preemptive or conversion rights.

         Each share of the International Fund has one vote. On some issues, such as the election of directors, all shares of all series of First American vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular series or class within a series, the shares of that series or class will vote as a separate series or class. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a series or to approve, disapprove or alter a distribution plan pertaining to a class.

         Under the laws of the State of Maryland and First American's articles of incorporation, First American is not required to hold shareholder meetings unless (i) required by the Investment Company Act, or (ii) requested in writing by the holders of 25% or more of the outstanding shares of First American.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the exchange of International Fund shares for the International Index Fund's net assets and the distribution of such shares to the International Index Fund's shareholders upon liquidation of the International Index Fund will be treated as a tax-free reorganization under the Code and that, for federal income tax purposes, no income, gain or loss will be recognized by the International Index Fund's shareholders (except that the International Index Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to International Index Fund shareholders subject to taxation). First American has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

         As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney LLP, counsel to the Funds, based in part on certain representations to be furnished by each Fund and their Adviser, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

(i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the International Fund and the International Index Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

(ii) International Index Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of International Fund shares. International Index Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the International Index Fund which are distributed by the International Index Fund prior to the Effective Time;

(iii) the tax basis of the International Fund shares received by each International Index Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the International Index Fund shares exchanged therefor;

(iv) the holding period of the International Fund shares received by each International Index Fund shareholder pursuant to the Reorganization will include the period during which the International Index Fund shareholder held the International Index Fund shares exchanged therefor, provided that the International Index Fund shares were held as a capital asset at the Effective Time;

(v) the International Index Fund will recognize no income, gain or loss by reason of the Reorganization;

(vi) the International Fund will recognize no income, gain or loss by reason of the Reorganization;

(vii) the tax basis of the assets received by the International Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the International Index Fund as of the Effective Time;

(viii) the holding period of the assets received by the International Fund pursuant to the Reorganization will include the period during which such assets were held by the International Index Fund; and

(ix) the International Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the International Index Fund as of the Effective Time.

         Shareholders of the International Index Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the International Index Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors of First American, including the "non-interested" directors, recommends that shareholders of the International Index Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of the International Index Fund, voting as separate classes. Approval of the Plan by International Index Fund shareholders will be deemed approval of the amendment to the amended and restated articles of incorporation of First American attached to the Plan.

                 INFORMATION ABOUT THE INTERNATIONAL INDEX FUND
                           AND THE INTERNATIONAL FUND

         Information concerning the International Fund and the International Index Fund is incorporated herein by reference from the current Retail Class Prospectus and the current Institutional Class Prospectus, each related to both the International Fund and the International Index Fund and dated January 31, 2000, accompanying this Prospectus/Proxy Statement and forming part of the Registration Statement of First American on Form N-1A which has been filed with the Commission.

         The International Fund, the International Index Fund and First American are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by the International Fund, the International Index Fund and First American can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission maintains a website that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission; the address of this site is http://www.sec.gov.

                     COMPARISON OF INVESTMENT OBJECTIVES AND
                         PRINCIPAL INVESTMENT STRATEGIES

         The International Index Fund and the International Fund are both diversified, open-end funds. The Funds are similar, in that they both offer investors an opportunity to diversify their portfolios by investing in equity securities that trade in markets other than the United States. However, there are significant differences in the investment objectives of the Funds and the principal investment strategies the Funds use in attempting to achieve these objectives.

INTERNATIONAL FUND

         International Fund has an objective of long-term growth of capital. Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

|_|      that are domiciled in countries other than the United States, or

|_| that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

         Normally, the Fund will invest in securities traded in at least three foreign countries. In choosing investments for the Fund, the Sub-Adviser generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the Fund also has the ability to invest in emerging markets and smaller capitalization companies.

         Equity securities in which the Fund invests include common and preferred stock. In addition, the Fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

         In order to hedge against adverse movements in currency exchange rates, the Fund may enter into forward foreign currency exchange contracts.

         To generate additional income, the Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

INTERNATIONAL INDEX FUND

         International Index Fund's objective is to provide investment results that correspond to the performance of the EAFE Index.Under normal market conditions, International Index Fund invests at least 90% of its total assets in common stocks included in the EAFE Index. The EAFE Index currently includes approximately 1,077 companies representing the stock markets of approximately 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The Adviser believes that the Fund's objective can best be achieved by investing in common stocks of approximately 50% to 100% of the issues included in the EAFE Index, depending on the size of the Fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the EAFE Index.

         Because the Fund may not always hold all of the stocks included in the EAFE Index, and because the Fund has expenses and the index does not, the Fund will not duplicate the index's performance precisely. However, the Adviser believes that there should be a close correlation between the Fund's performance and that of the EAFE Index in both rising and falling markets.

         The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the EAFE Index of at least 95%, without taking into account expenses of the Fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the Fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the EAFE Index. If the Fund is unable to achieve a correlation of 95% over time, the Fund's board of directors will consider alternative strategies for the Fund.

TEMPORARY INVESTMENTS

         In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the Adviser. Being invested in these securities may keep a Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.

PORTFOLIO TURNOVER

         Portfolio managers for the International Fund may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. Portfolio turnover for International Index Fund is expected to be well below that of actively managed International Fund. The "Financial Highlights" section of the current Retail Class Prospectus and the current Institutional Class Prospectus accompanying this Prospectus/Proxy Statement shows each Fund's historical portfolio turnover rate.

         For a complete discussion of the investment objectives and strategies of the respective Funds, see the Retail Class Prospectus and the Institutional Class Prospectus accompanying this Prospectus/Proxy Statement and the Statement of Additional Information referred to under "Incorporation by Reference."


CAPITALIZATION

         The following table shows the capitalization of the International Index Fund and of the International Fund as of March 31, 2000 and on a pro forma basis as of that date, giving effect to the proposed Reorganization (in thousands, except per share values):

                                                         INTERNATIONAL      INTERNATIONAL
                                                             INDEX               FUND
                                                             FUND                                PRO FORMA
CLASS A SHARES
Net assets                                                $3,555            $104,130         $107,685
Net asset value per share                                 $14.87              $24.47           $24.47
Shares outstanding                                           239               4,255            4,400



                                       28

CLASS B SHARES
Net assets                                                  $972             $11,671          $12,643
Net asset value per share                                 $14.81              $23.67           $23.67
Shares outstanding                                            66                 493              534

CLASS C SHARES (1)
Net assets                                                    $8              $7,176           $7,716
Net asset value per share                                 $14.92              $24.25           $24.25
Shares outstanding                                             1                 296              296

CLASS Y SHARES
Net assets                                              $145,204            $870,577       $1,015,781
Net asset value per share                                 $14.92              $24.51           $24.51
Shares outstanding                                         9,732              35,518           41,442


(1) All outstanding Class C shares of International Index Fund were redeemed prior to the record date.


                               VOTING INFORMATION

GENERAL

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of First American to be used at the Meeting of International Index Fund shareholders to be held at 10:00 a.m., Central Time, on September 15, 2000, at the offices of U.S. Bank National Association, Minneapolis, Minnesota and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of the International Index Fund on or about August 4, 2000. Only shareholders of record as of the close of business on July 19, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. Shareholders will also be permitted to submit their proxy by telephone, and the proxies named telephonically will vote the shares represented by the proxy in accordance with the instructions transmitted. All telephonically transmitted proxies will be recorded in the event that a subsequent review of the vote is required. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to First American at its principal executive offices, Minneapolis, Minnesota 55402, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

         If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum but will not be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote International Index Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

         Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization -- Recommendation and Vote Required."

         As of June 21, 2000, (i) the International Index Fund had the following numbers of shares outstanding and entitled to vote at the Meeting: Class A, 236,706.098 shares, Class B, 68,179.956 shares, and Class Y, 8,042,707.060 shares; (ii) the International Fund had the following numbers of shares outstanding: Class A, 4,477,613.464 shares, Class B, 646,808.642 shares, Class C, 475,515.826 shares, and Class Y, 36,568,866.372 shares; and (iii) the directors and officers of the respective Funds as a group owned less than one percent of the outstanding shares of either Fund or any class thereof. The following table sets forth information concerning those persons known by the respective Funds to own of record or beneficially more than 5% of the outstanding shares of either Fund or any class thereof (including 25% holders) as of such date:

                                                                                        PERCENTAGE
NAME AND ADDRESS                                              NUMBER AND CLASS          OWNERSHIP
OF HOLDER                                                     OF SHARES OWNED           OF CLASS

INTERNATIONAL INDEX FUND:

Class A

U.S. Bancorp Investments, Inc.                                    23,507.64*            9.94%
FBO 412227871
100 South Fifth Street Suite 1400
Minneapolis, MN 55402

Class B

A G Edwards & Sons Custodian                                       3,439.67             5.05%
FBO IRA Acct
6838 W. Elmhurst Ave.
Littleton, CO 80128

Class Y

USB Cash Balance Pension Plan                                  6,163,111.66            76.63%
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422




                                       30

INTERNATIONAL FUND:

Class Y

USB Cash Balance Pension Plan                                 2,352,597.32              6.44%
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422


USB/FA International Fund                                     3,818,542.18              10.45%
USB Benefits
4000 West Broadway Ave.
Robbinsdale, MN 55422


*     Record Ownership Only.

         Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of the Distributor and its affiliates. The Adviser may also arrange for an outside firm, Shareholder Communications Corporation, to solicit shareholder votes by telephone on behalf of the Fund. The cost of solicitation will be born by the Adviser.

         In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

         The following receive payments from the International Index Fund and the International Fund for services rendered pursuant to contractual arrangements with each of the Funds: U.S. Bank National Association, as the Adviser of each Fund, receives payments for its investment advisory and management services, a portion of which is paid to Marvin & Palmer Associates, Inc. as the Sub-Adviser for the International Fund; SEI Investments Distribution Co., as the Distributor for each Fund, receives payments for providing distribution services; U.S. Bank National Association, in its capacity as the Administrator for each Fund, receives payments for providing shareholder servicing, legal and accounting and other administrative personnel and services, a portion of which is paid to SEI Investments Mutual Funds Services as the Sub-Administrator; U.S. Bank, in its capacity as transfer and dividend disbursing agent for each Fund, receives payments for providing transfer agency and dividend disbursing services, a portion of which is paid to DST Systems, Inc. as the Sub Transfer Agent for certain accounts; and U.S. Bank as the Custodian of each Fund, receives payments for providing custodial services for each Fund, a portion of which is paid to Bankers Trust Company as the Sub-Custodian for certain accounts, and may also act as securities lending agent in connection with International Fund's securities lending transactions and receive, as compensation for such services, fees based on a percentage of the Funds' income from such securities lending transactions.

NO DISSENTERS' RIGHTS OF APPRAISAL

         Under the Maryland General Corporation Law and the Investment Company Act, International Index Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization.

                        FINANCIAL STATEMENTS AND EXPERTS

         Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the year ended September 30, 1999.

         The audited statement of net assets of the International Fund and the International Index Fund as of September 30, 1999, and the related statement of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods indicated therein, as included in the Statement of Additional Information of First American dated January 31, 2000, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of Ernst & Young LLP, independent auditors for First American Investment Funds, Inc., given on the authority of such firm as experts in accounting and auditing. In addition, the unaudited financial statements for the International Fund and the International Index Fund for the six-month period ending March 31, 2000, as included in the Semi-Annual Report of First American for the six-month period ending March 31, 2000, are incorporated herein by reference.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of the shares of the International Fund to be issued in the Reorganization will be passed upon by Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                             INTERNATIONAL FUND AND
                            INTERNATIONAL INDEX FUND

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this __ day of ______________, 2000, by and between Class Q (also known as "International Fund") (the "Acquiring Fund") of First American Investment Funds, Inc., a Maryland corporation ("FAIF"), and Class BB (also known as "International Index Fund") (the "Acquired Fund") of FAIF. The shares of the Acquiring Fund and the Acquired Fund designated in FAIF's amended and restated articles of incorporation, as supplemented by articles supplementary thereto filed through the date hereof, are referred to herein by the names set forth in
Article V, Section 3 of FAIF's bylaws, as follows:

Designation in Articles of Incorporation
or Articles Supplementary                   Name Assigned in Bylaws
-------------------------                   -----------------------

Class Q Common Shares                       International Fund,
                                            Retail Class or Class A
Class Q, Series 2 Common Shares             International Fund,
                                            Institutional Class or Class Y
Class Q, Series 3 Common Shares             International Fund,
                                            CDSC Class or Class B
Class Q, Series 4 Common Shares             International Fund,
                                            Class C

Class BB Common Shares                      International Index
                                            Fund, Retail Class or Class A
Class BB, Series 2 Common Shares            International Index
                                            Fund, CDSC Class or Class B
Class BB, Series 3 Common Shares            International Index
                                            Fund, Institutional Class or Class Y
Class BB, Series 4 Common Shares            International Index
                                            Fund, Class C

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of shares of common stock, par value $.0001 per share, of the Acquiring Fund (the" Acquiring Fund Shares"), having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund, for all of the issued and outstanding shares of common stock, par value $.0001 per share, of the Acquired Fund (the "Acquired Fund Shares"), all upon the terms and conditions hereinafter set forth in this Agreement. The exchange of Acquiring Fund Shares for Acquired Fund Shares will be effected pursuant to an amendment to FAIF's Articles of Incorporation in the form attached hereto as Exhibit 1 (the "Amendment") to be adopted in accordance with the Maryland General Corporation Law.

                                    RECITALS

         A. FAIF is a registered, open-end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities).

         B. Each of the Acquiring Fund and the Acquired Fund series of FAIF offers Class A shares, Class B shares, Class C shares and Class Y shares.

         C. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

         D. The Board of Directors of FAIF has determined that the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of Class A, Class B, Class C and Class Y Acquiring Fund Shares for all of the issued and outstanding Class A, Class B, Class C and Class Y Acquired Fund Shares, respectively, on the basis set forth herein is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders.

                                    AGREEMENT

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.       EXCHANGE OF SHARES; REALLOCATION OF ASSETS AND LIABILITIES

         1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund and the Acquiring Fund agree that at the Effective Time (as defined in Section 3.1), (a) each issued and outstanding Class A Acquired Fund Share shall be, without further action, exchanged for that number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (b) each issued and outstanding Class B Acquired Fund Share shall be, without further action, exchanged for that number of Class B Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (c) each issued and outstanding Class C Acquired Fund Share shall be, without further action, exchanged for that number of Class C Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; and (d) each issued and outstanding Class Y Acquired Fund Share shall be, without further action, exchanged for that number of Class Y Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment.

         1.2 (a) At the Effective Time, the assets and liabilities belonging to the Acquired Fund and its respective classes shall become, without further action, assets and liabilities belonging to the Acquiring Fund and its respective classes, all in accordance with Article IV, Section 1(d)(i) and (ii) of FAIF's amended and restated articles of incorporation. For purposes of the foregoing, the terms "assets belonging to" and "liabilities belonging to" have the meanings assigned to them in said Article IV, Section 1(d)(i) and (ii). Such assets belonging to the Acquired Fund to become assets belonging to the Acquiring Fund shall consist of all of Acquired Fund's property, including, but not limited to, all cash, securities, commodities and futures interests and dividends or interest receivable which are assets belonging to the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities prior to the Effective Time and to acquire additional securities in the ordinary course of its business.

         1.3 Pursuant to Section 1.2(a), at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) as reflected in the Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.

         1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and distribute (as provided in Article 2) to the Acquired Fund or, at the direction of the Acquired Fund's Board of Directors, to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "Acquired Fund Shareholders"), the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares pursuant to Section 1.1 and Article 2. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued, and the Acquired Fund shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although from and after the Effective Time share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares as determined in accordance with
Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring

Fund's Prospectuses and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of Acquiring Fund Shares pursuant to this Agreement.

         1.6 The Acquiring Fund agrees that in determining contingent deferred sales charges applicable to Class B or Class C shares issued by it in the Reorganization and, with respect to Class B shares, the date upon which such shares convert to Class A shares, it shall give credit for the period during which the holders thereof held the Class B or Class C shares of the Acquired Fund in exchange for which such Acquiring Fund shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.

         1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.       EXCHANGE RATIOS; VALUATION; ISSUANCE OF ACQUIRING FUND SHARES

         2.1 The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A shares, Class B shares, Class C shares and Class Y shares shall be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         2.2 (a) The total number of the Acquiring Fund's Class A shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (b) The total number of the Acquiring Fund's Class B shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class B shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring

Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (c) The total number of the Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (d) The total number of the Acquiring Fund's Class Y shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class Y shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class Y shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class Y shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class Y shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         2.3 At the Effective Time, the Acquiring Fund shall issue and distribute to the Acquired Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class B Acquired Fund Shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class C Acquired Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund Shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3.       EFFECTIVE TIME OF CLOSING

         3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange")

(currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied, or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of U.S. Bank, 601 Second Avenue South, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

         3.2 The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that it holds the Acquired Fund's portfolio securities, cash, and any other assets being allocated to the Acquiring Fund pursuant to this Agreement.

         3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as required herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.       REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

         (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

         (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;

         (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

         (d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The statement of assets and liabilities of the Acquired Fund as of September 30, 1999 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with accounting principles generally accepted in the United States consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as of such date, and there are no known material contingent liabilities of the Acquired Fund as of such date not disclosed therein;

         (g) Since September 30, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph
(g), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute such a material adverse change;

         (h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

         (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

         (j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in
Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares (other than Class B shares which automatically convert to Class A shares after a specified period);

         (k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAIF's Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

         (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (n) All information pertaining to the Acquired Fund and its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

         (o) Since September 30, 1999, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

         (p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and the Acquired Fund's then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

         4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

         (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

         (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the 1933 Act, is in full force and effect;

         (c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

         (d) The Prospectuses and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) The statement of assets and liabilities of the Acquiring Fund as of September 30, 1999 has been audited by Ernst & Young LLP, independent accountants, and is in accordance with accounting principles generally accepted in the United States consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as of such date, and there are no known material contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

         (h) Since September 30, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph
(h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

         (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

         (k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

         (m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares (other than Class B shares which automatically convert to Class A shares after a specified period);

         (n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

         (o) Since September 30, 1999, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund;

         (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FAIF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

         (q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and the Acquiring Fund's Prospectuses and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and

         (s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund.

5.       FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

         5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

         5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

         5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

         5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND. The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

         (a) All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

         (b) The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND. The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

         (a) All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         (b) The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

         (c) The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

         (d) At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have paid or agreed to pay the Acquired Fund an amount equal to the unamortized organizational expenses, if any, on the books of the Acquired Fund, and such unamortized organizational expenses shall not be reflected in the Effective Time Statement; and

         (e) At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have reimbursed or agreed to reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual or state-imposed expense limitations.

         8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND. The following shall constitute further conditions precedent to the consummation of the Reorganization:

         (a) This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its amended and restated articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this
Section 8(a);

         (b) FAIF shall have obtained such exemptive relief from the provisions of Section 17 of the 1940 Act as may, in the view of its counsel, be required in order to consummate the transactions contemplated hereby;

         (c) The Acquiring Fund's investment adviser shall have paid or agreed to pay the costs incurred by FAIF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the application for exemptive relief referred to in Section 8(b) above and the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

         (d) As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         (e) All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         (f) The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         (g) The parties shall have received the opinion of Dorsey & Whitney LLP addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Fund, the Acquiring Fund, and their investment adviser and other service providers, substantially to the effect that:

                  (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

                  (ii) the Acquired Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

                  (iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor;

                  (iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

                  (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

                  (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

                  (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

                  (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

         (h) The Amendment shall have been filed in accordance with the applicable provisions of Maryland law.

9.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         9.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10. TERMINATION. This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of FAIF's Board of Directors at any time prior to the Effective Time if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund.

11. AMENDMENTS. This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12. NOTICES. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 601 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Christopher J. Smith (with a copy to U.S. Bank, 601 Second Avenue South, Minneapolis, Minnesota 55402, Attention: Thomas A. Berreman).

13. HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS.

         13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.

FIRST AMERICAN INVESTMENT FUNDS, INC.
on behalf of its
INTERNATIONAL INDEX FUND


By ______________________________

Its _____________________________


FIRST AMERICAN INVESTMENT FUNDS, INC.
on behalf of its
INTERNATIONAL FUND


By ______________________________

Its _____________________________

                EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION

                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

         The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been advised by the Corporation's Board of Directors and approved by the Corporation's stockholders in the manner required by the Maryland General Corporation Law:

         WHEREAS, the Corporation is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class BB shares of the Corporation (also known as "International Index Fund") that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as "International Fund" and which is represented by the Corporation's Class Q shares, in exchange for shares of International Fund which are to be delivered to former International Index Fund holders; and

         WHEREAS, International Index Fund and International Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of International Index Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their International Index Fund shares for International Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(F) immediately following Article IV(E) thereof:

         ARTICLE IV(F). (a) For purposes of this Article IV(F), the following terms shall have the following meanings:

         "Corporation" means this corporation.

         "Acquired Fund" means the Corporation's International Index Fund, which is represented by the Corporation's Class BB shares.

         "Class A Acquired Fund Shares" means the Corporation's Class BB Common Shares.

         "Class B Acquired Fund Shares" means the Corporation's Class BB, Series 2 Common Shares.

         "Class Y Acquired Fund Shares" means the Corporation's Class BB, Series 3 Common Shares.

         "Class C Acquired Fund Shares" means the Corporation's Class BB, Series 4 Common Shares.

         "Acquiring Fund" means the Corporation's International Fund, which is represented by the Corporation's Class Q shares.

         "Class A Acquiring Fund Shares" means the Corporation's Class Q Common Shares.

         "Class Y Acquiring Fund Shares" means the Corporation's Class Q, Series 2 Common Shares.

         "Class B Acquiring Fund Shares" means the Corporation's Class Q, Series 3 Common Shares.

         "Class C Acquiring Fund Shares" means the Corporation's Class Q, Series 4 Common Shares.

         "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.

         (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV, Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

         (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph (d) below.

         (d) The numbers of Class A, Class B, Class C and Class Y Acquiring Fund Shares to be issued in exchange for the Class A, Class B, Class C and Class Y Acquired Fund Shares shall be determined as follows:

(1) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C and Class Y Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

         (2) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (3) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (4) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (5) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class Y Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (1) above.

         (6) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (2) through (5) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

         (e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

         (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class BB common shares of the Corporation, without designation as to series.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on ____________ __, 2000.

FIRST AMERICAN INVESTMENT FUNDS, INC.


By ______________________________

Its _____________________________


WITNESS:


________________________________________________
Secretary, First American Investment Funds, Inc.

                                     PART B


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 9, 2000


                        PROPOSED ACQUISITION OF ASSETS OF

                            INTERNATIONAL INDEX FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                  P.O. BOX 1330
                        MINNEAPOLIS, MINNESOTA 55448-1330
                                 (800) 637-2548

                        BY AND IN EXCHANGE FOR SHARES OF

                               INTERNATIONAL FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                                  P.O. BOX 1330
                        MINNEAPOLIS, MINNESOTA 55448-1330
                                 (800) 637-2548

This Statement of Additional Information relates to the proposed acquisition of all the assets and the assumption of all liabilities of the International Index Fund (the "Acquired Fund") by the International Fund in exchange for shares of common stock of the International Fund having an aggregate net asset value equal to the aggregate value of the assets (less liabilities assumed) of the Acquired Fund. As a result of the transactions, each shareholder of the International Index Fund will receive International Fund shares of the same class that he or she held in the International Index Fund, with a net asset value equal to the net asset value of the shareholder's International Index Fund. This Statement of Additional Information consists of this cover page and the following documents, each of which is incorporated by reference herein:

1. Statement of Additional Information of First American Investment Funds, Inc. ("First American") dated January 31, 2000, containing additional information concerning the Retail Classes and the Institutional Class of both the International Fund and the International Index Fund.

2. Financial Statements of International Fund and International Index Fund included in the annual report of First American for the fiscal year ended September 30, 1999.

3. Financial Statements of International Fund and International Index Fund included in the Semi-Annual report of First American for the six months ended March 31, 2000.

       This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated August 9, 2000 relating to the above-referenced transaction may be obtained without charge by writing or calling the Funds at the addresses or telephone numbers noted above. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

Note: In the SEC filing package, the annual report referred to in Item No. 2 above is included in Part A as materials to be delivered with the Prospectus/Proxy Statement. A copy of the annual report also will be delivered to any person requesting the Statement of Additional Information.





                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                               INTERNATIONAL FUND

                 INTRODUCTION TO PRO FORMA COMBINING STATEMENTS

                                 MARCH 31, 2000


The accompanying unaudited pro forma combining Statement of Assets and Liabilities, Statement of Operations and Schedule of Investments, reflect the accounts of First American International Index Fund and the First American International Fund.

These statements have been derived from the underlying accounting records for the International Index Fund and International Fund used in calculating net asset values for the twelve-month period ended September 30, 1999 and the six-month period ended March 31, 2000, as applicable. The pro forma combining Statements of Operations have been prepared based upon the fee and expense structure of the International Fund.

Under the proposed merger agreement and plan of reorganization, all outstanding shares of each class of the International Index Fund will be exchanged for the respective classes of the shares of the International Fund.

FIRST AMERICAN INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF ASSETS AND LIABILITIES (000'S)
MARCH 31,2000

                                                                                INTERNATIONAL
                                                                  INTERNATIONAL     INDEX                             PRO FORMA
                                                                       FUND          FUND            ADJUSTMENTS       COMBINED
                                                                   -----------     -----------     --------------    -----------
ASSETS:

Investments at value (Cost $556,025, $89,958
  and $645,983 respectively)                                       $   976,022     $   143,961                       $ 1,119,983
Cash                                                                      (151)             --                              (151)
Foreign currency                                                         9,256              --                             9,256
Dividends and interest receivable                                          809             442                             1,251
Reclaims receivable                                                        562             368                               930
Receivable for Fund shares sold                                         10,646              21                            10,667
Receivable for investments sold                                          2,860           5,834                             8,694
                                                                   -----------     -----------     --------------    -----------
Total Assets                                                         1,000,004         150,626                 --      1,150,630
                                                                   -----------     -----------     --------------    -----------

LIABILITIES:

Payable for investments purchased                                          366             790                             1,156
Payable for Fund shares repurchased                                      4,799               6                  8(F)       4,813
Accrued expenses and other liabilities                                   1,265              78                             1,343
Other payables                                                              20              13                                33
                                                                   -----------     -----------     --------------    -----------
Total Liabilities                                                        6,450             887                  8          7,345
                                                                   -----------     -----------     --------------    -----------
NET ASSETS                                                         $   993,554     $   149,739     $           (8)   $ 1,143,285
                                                                   ===========     ===========     ==============    ===========



Net Assets are comprised of:

Paid in Capital                                                    $   513,899     $    97,525                 (8)(F)$    611,416
Distributions in excess of net investment income                       (29,212)           (976)                          (30,188)
Accumulated net realized gain/(loss) on investments                     88,908            (772)                           88,136
Net unrealized appreciation of investments                             419,997          54,003                           474,000
Net unrealized depreciation of forward foreign
currency contracts, foregin currency and translation of other
assets and liabilities in foreign currency                                 (38)            (41)                              (79)
                                                                   -----------     -----------     --------------    -----------
NET ASSETS                                                         $   993,554     $   149,739     $           (8)   $ 1,143,285
                                                                   ===========     ===========     ==============    ===========




NET ASSET VALUE AND OFFERING PRICE:

CLASS A:

Net Assets                                                         $   104,130     $     3,555     $            -    $   107,685
Shares outstanding ($.0001 par value - 2 billion authorized)             4,255             239                (94)(E)      4,400
Net asset value and redemption price per share                     $     24.47     $     14.87                       $     24.47
Maximum sales charge of 5.25% (A)                                         1.36            0.82                              1.36
                                                                   -----------     -----------     --------------    -----------
Offering price per share                                           $     25.83     $     15.69                       $     25.83
                                                                   ===========     ===========     ==============    ===========
CLASS B:

Net Assets                                                         $    11,671     $       972                       $    12,643
Shares outstanding ($.0001 par value - 2 billion authorized)               493              66                (25)(E),(F)    534
Net asset value and offering price per share (B)                   $     23.67     $     14.81                       $     23.67
                                                                   ===========     ===========     ==============    ===========

CLASS C:

Net Assets                                                         $     7,176     $         8                 (8)(F)$     7,176
Shares outstanding ($.0001 par value - 2 billion authorized)               296               1     $           (1)(F)        296
Net asset value per share (C)                                      $     24.25     $     14.86                       $     24.25
Maximum sales charge of 1.00% (D)                                         0.24            0.15                              0.24
                                                                   -----------     -----------     --------------    -----------
Offering price per share                                           $     24.49     $     15.01                       $     24.49
                                                                   ===========     ===========     ==============    ===========

CLASS Y
Net Assets                                                         $   870,577     $   145,204                       $ 1,015,781
Shares outstanding ($.0001 par value - 2 billion authorized)            35,518           9,732             (3,808)(E)     41,442
Net asset value, offering price, and redemption price per share    $     24.51     $     14.92                       $     24.51
                                                                   ===========     ===========     ==============    ===========



(A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.25%.
(B) Class B has a contingent deferred sales charge. This charge declines from a high of 5.00% in the first year to 0.00% after eight years, as outlined in the prospectus.
(C) Class C has a contingent deferred sales charge imposed on redemptions made in Class C shares for the first eighteen months, as outlined in the prospectus.
(D) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.
(E) Reflects the impact of converting shares of the target fund into the survivor fund.
(F) Reflects the liquidation of International Index Fund Class C shares prior to the merger.


See Notes to Pro Forma Combining Financial Statements.

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENTS OF OPERATIONS (000'S OMITTED)
FOR THE SIX MONTHS ENDED MARCH 31, 2000


                                                                       INTERNATIONAL
                                                          INTERNATIONAL    INDEX        PRO-FORMA      PRO-FORMA
                                                              FUND          FUND        ADJUSTMENT     COMBINED
                                                            ----------    ----------    ----------    ----------
Investment Income:
Interest                                                    $    1,198    $       31                  $    1,229
Dividends                                                          704           903                       1,607
Less:  Foreign taxes withheld                                      (97)          (93)                       (190)
                                                            ----------    ----------    ----------    ----------
Total Investment Income                                          1,805           841             -         2,646

Expenses:
Investment Advisory Fees                                         5,112           507          $391 (A)     6,010
Less: Waiver of investment advisory fees                          (654)         (168)           33 (B)      (789)
Administrator fees                                                 445            79                         524
Transfer agent fees                                                118            25                         143
Custodian fees                                                     409            72                         481
Directors' fees                                                      8             1                           9
Registration fees                                                   33             4                          37
Professional fees                                                    8             1                           9
Printing                                                            29             5                          34
Pricing fees                                                        12             2                          14
Distribution fees - Class A                                         93             4                          97
Distribution fees - Class B                                         37             5                          42
Distribution fees - Class C                                         15             -                          15
Other                                                                4            15           (13)(C)         6
                                                            ----------    ----------    ----------    ----------
Total net expenses                                               5,669           552           411         6,632
                                                            ----------    ----------    ----------    ----------
Investment income (loss) - net                                  (3,864)          289          (411)       (3,986)
                                                            ----------    ----------    ----------    ----------
Realized and Unrealized Gains(Losses)
  on Investments and Foreign Currency Transactions- Net:

Net realized gain (loss) on investments                         89,203          (285)                     88,918
Net realized loss on forward foreign currency contracts
  and foreign currency transactions                            (13,973)          (12)                    (13,985)
Net change in unrealized appreciation / depreciation
  of investments                                               287,145        21,010                     308,155
Net change in unrealized appreciation / depreciation
  of forward foreign currency contracts, foreign
  currency and translation of other assets and
  liabilities in foreign currency                                2,660           (44)                      2,616
                                                            ----------    ----------    ----------    ----------
Net gain on investments                                        365,035        20,669             -       385,704
                                                            ----------    ----------    ----------    ----------
Net increase in net assets resulting from operations        $  361,171    $   20,958    $     (411)   $  381,718
                                                            ==========    ==========    ==========    ==========


(A) Adjustment reflects the management fee on the combined assets at the surviving fund's management fee rate.
(B) Adjustment reflects the additional waiver amount necessary to reflect anticipated expenses of the combined fund.
(C) Adjustment reflects elimination of fee paid to Morgan Stanley for information on the MSCI EAFE Index.

SEE NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENTS OF OPERATIONS (000'S OMITTED)
FOR THE YEAR ENDED SEPTEMBER 30, 1999


                                                                               INTERNATIONAL
                                                              INTERNATIONAL      INDEX           PRO-FORMA       PRO-FORMA
                                                                  FUND            FUND          ADJUSTMENT       COMBINED
                                                              ----------       ----------       ----------       ----------
Investment Income:
Interest                                                      $      799       $      104                        $      903
Dividends                                                          4,032            2,530                             6,562
Less:  Foreign taxes withheld                                       (598)            (209)                             (807)
                                                              ----------       ----------       ----------       ----------
Total Investment Income                                            4,233            2,425                -            6,658

Expenses:
Investment Advisory Fees                                           5,836              889             $699 (A)        7,424
Less: Waiver of investment advisory fees                            (767)            (320)              63 (B)       (1,024)
Administrator fees                                                   505              145                               650
Transfer agent fees                                                  173               47                               220
Amortization of organization costs                                     1                -                                 1
Custodian fees                                                       467              127                               594
Directors' fees                                                        7                2                                 9
Registration fees                                                     19               21                                40
Professional fees                                                     17                5                                22
Printing                                                              28                8                                36
Pricing fees                                                          11                -                                11
Distribution fees - Class A                                          112                6                               118
Distribution fees - Class B                                           36                4                                40
Distribution fees - Class C                                            3                -                                 3
Other                                                                  6               29              (25)              10
                                                              ----------       ----------       ----------       ----------
Total net expenses                                                 6,454              963              737            8,154
                                                              ----------       ----------       ----------       ----------
Investment income (loss) - net                                    (2,221)           1,462             (737)          (1,496)
                                                              ----------       ----------       ----------       ----------
Realized and Unrealized Gains(Losses)
  on Investments and Foreign Currency Transactions- Net:

Net realized gain (loss) on investments                           37,390             (344)                           37,046
Net realized loss on forward foreign currency contracts
  and foreign currency transactions                               (5,078)             (26)                           (5,104)
Net change in unrealized appreciation / depreciation
  of investments                                                 104,902           32,483                           137,385
Net change in unrealized appreciation / depreciation
  of forward foreign currency contracts, foreign
  currency and translation of other assets and
  liabilities in foreign currency                                 (2,768)             (25)                           (2,793)
                                                              ----------       ----------       ----------       ----------
Net gain on investments                                          134,446           32,088                -          166,534
                                                              ----------       ----------       ----------       ----------
Net increase in net assets resulting from operations          $  132,225       $   33,550       $     (737)      $  165,038
                                                              ==========       ==========       ==========       ==========


(A) Adjustment reflects the management fee on the combined assets at the surviving fund's management fee rate.
(B) Adjustment reflects the decreased waiver amount necessary to reflect anticipated expenses of the combined fund.
(C) Adjustment reflects elimination of fee paid to Morgan Stanley for information on the MSCI EAFE Index.

SEE NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS.

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Foreign Common
Stocks--91.7%
Australia--0.9%
Amcor                                                18,082       $63        18,082        $63
Boral*                                               13,213        18        13,213         18
Brambles Industries                                   5,692       145         5,692        145
Broken Hill Proprietary                              26,847       291        26,847        291
Burns, Philp & Company*                              15,097         4        15,097          4
Coca-Cola Amatil                                     21,218        53        21,218         53
Coles Myer                                           26,617       105        26,617        105
CSR                                                  26,547        56        26,547         56
Fosters Brewing                                      46,622       116        46,622        116
Goodman Fielder                                      41,964        31        41,964         31
Lend Lease                                           12,594       163        12,594        163
MIM Holdings                                          2,632         2         2,632          2
National Australia Bank                              29,706       382        29,706        382
Newcrest Mining*                                     21,543        43        21,543         43
News Corporation            511,500     $7,156       39,293       550       550,793      7,706
North Limited                                        18,526        32        18,526         32
Orica                                                 7,707        30         7,707         30
Origin Energy                                        13,213        11        13,213         11
Pacific Dunlop                                       34,457        33        34,457         33
Pioneer International                                22,792        62        22,792         62
Rio Tinto                                             7,547       107         7,547        107
Santos                                               14,125        33        14,125         33
Southcorp Holdings                                   16,425        48        16,425         48
Westfield Trust                                      32,821        62        32,821         62
Westpac Banking                                      41,367       259        41,367        259
WMC                                                  28,033       110        28,033        110

                                    -----------             ----------              -----------
Total Australia                          7,156                  2,809                    9,965
                                    -----------             ----------              -----------

Austria--0.0%
Austrian Airlines                                     1,410        21         1,410         21
Bank Austria                                          1,386        67         1,386         67
BBAG Oest Brau-Beteiligungs                             885        33           885         33
Flughafen Wien                                          772        29           772         29
Generale Holding Vienna                                 269        40           269         40
Oest Elektrizatswirts, Cl A                             367        39           367         39
OMV                                                     340        26           340         26
VA Technologie                                          539        34           539         34
Wienerberger Baustoffindustrie                        2,048        42         2,048         42



                                    -----------             ----------              -----------
Total Austria                                                     331                      331
                                    -----------             ----------              -----------

Belgium--0.1%
Bekaert                                                 870        42           870         42
Delhaize                                              1,220        66         1,220         66
Electrabel                                            1,159       306         1,159        306
Electrabel Strip*                                       300         -           300          -
Fortis Strip*                                           180         -           180          -
Fortis, Cl B                                          8,388       215         8,388        215
Groupe Bruxelles Lambert                                641       136           641        136
KBC Bancassurance Holding                             3,420       123         3,420        123
KBC Bancassurance Holding Strip*                         70         -            70          -
Solvay                                                1,720       123         1,720        123
Union Miniere                                           428        15           428         15

                                    -----------             ----------              -----------
Total Belgium                                                   1,026                    1,026
                                    -----------             ----------              -----------

Canada--3.7%
724 Solutions*               22,100      2,751                               22,100      2,751
Boliden*                                                781         1           781          1
Nortel Networks             116,200     14,641                              116,200     14,641
PMC-Sierra*                  65,600     13,362                               65,600     13,362
Research In Motion*          78,600      8,371                               78,600      8,371
TD Waterhouse Group*        134,500      3,362                              134,500      3,362

                                    -----------             ----------              -----------
Total Canada                            42,487                      1                   42,488
                                    -----------             ----------              -----------

Denmark--0.1%


INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)

Carlsberg, Cl A                                         562        16           562         16
Carlsberg, Cl B                                          36         1            36          1
D/S 1912, Cl B                                           20       228            20        228
D/S Svendborg, Cl B                                      15       243            15        243
Danisco                                               1,429        46         1,429         46
Den Danske Bank                                         999       105           999        105
FLS Industries, Cl B                                  1,105        20         1,105         20
ISS International Service System, Cl B*                 840        55           840         55
Novo-Nordisk, Cl B                                    1,311       177         1,311        177
Radiometer, Cl B                                        417        14           417         14
Tele Danmark, Cl B                                    3,972       357         3,972        357
Unidanmark, Cl A                                      1,148        74         1,148         74


                                    -----------             ----------              -----------
Total Denmark                                                   1,336                    1,336
                                    -----------             ----------              -----------

Finland--6.3%
Kesko                                                 1,700        23         1,700         23
Kone Cl B                                               300        17           300         17
Metra, Cl B                                             700        13           700         13
Nokia, Cl A                 202,000     42,655       22,600     4,772       224,600     47,427
Outokumpu                                             3,500        43         3,500         43
Sampo Insurance, Cl A                                 1,350        52         1,350         52
Sanitec                                                  65         1            65          1
Sonera Oyj                  350,100     23,851                              350,100     23,851
Stockmann, Cl A                                       1,200        18         1,200         18
Stora Enso, Cl A                                      2,546        27         2,546         27
Stora Enso, Cl R                                      4,433        47         4,433         47
UPM-Kymmene                                           5,740       162         5,740        162

                                    -----------             ----------              -----------
Total Finland                           66,506                  5,175                   71,681
                                    -----------             ----------              -----------

France--6.8%
Accor                                                 4,435       174         4,435        174
Air Liquide                                           1,947       270         1,947        270
Alcatel                                               2,878       631         2,878        631
Aventis                                               6,987       382         6,987        382
Axa                                                   7,207     1,020         7,207      1,020
Banque Nationale de Paris, Cl A                       3,482       274         3,482        274
BIC                                                   1,500        61         1,500         61
Bouygues                                                751       594           751        594
Canal Plus                                            2,684       590         2,684        590
Cap Gemini                   48,750     13,182                               48,750     13,182
Carrefour Supermarche                                 6,156       788         6,156        788
Casino Guichard-Perrachon                             1,550       140         1,550        140
Chargeurs                                               200        12           200         12
Compagnie de Saint Gobain                             1,823       233         1,823        233
Danone                                                1,201       265         1,201        265
Equant*                     137,100     11,358                              137,100     11,358
Eridania Beghin-Say                                     650        54           650         54
Gecina                                                  264        27           264         27
Lafarge                                               1,758       150         1,758        150
Lagardere SCA                                         2,210       179         2,210        179
Legrand                                                 480        89           480         89
L'Oreal                                               1,143       737         1,143        737
Louis Vuitton Moet Hennessy                           1,609       672         1,609        672
Michelin, Cl B                                        3,273       105         3,273        105
Pernod Ricard                                         1,302        63         1,302         63
Peugeot Citroen                                         956       206           956        206
Pinault-Printemps-Redoute                             2,001       370         2,001        370
Sadexho Alliance                                        900       140           900        140
Sagem - New                                             375       491           375        491
Sanofi-Synthelabo*                                    9,372       357         9,372        357
Schneider                                             2,781       177         2,781        177
Sidel                                                   800        52           800         52
Simco                                                   841        63           841         63
Societe Eurafrance                                      110        50           110         50
Societe Generale, Cl A                                1,557       310         1,557        310
STMicroelectronics          189,100     34,692                              189,100     34,692
Suez Lyonnaise des Eaux                               2,492       428         2,492        428
Suez Lyonnaise des Eaux (BE)                          1,520       261         1,520        261

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)

Suez Lyonnaise des Eaux Strip*                        1,520         -         1,520          -
Thomson CSF                                           2,632       107         2,632        107
Total Fina                                           11,500     1,720        11,500      1,720
Total Fina (BE)                                       2,079       313         2,079        313
Total Fina Strip*                                     2,079         -         2,079          -
Unibail                                                 250        33           250         33
Usinor                                                2,568        41         2,568         41
Valeo                                                 1,778        87         1,778         87
Vivendi                      39,300      4,525       13,143     1,513        52,443      6,038
                                    -----------             ----------              -----------
Total France                            63,757                 14,229                   77,986
                                    -----------             ----------              -----------

Germany--6.8%
Adidas-Salomon                                          900        50           900         50
AGIV                                                    880        16           880         16
Allianz, Registered          19,400      7,887        3,550     1,443        22,950      9,330
BASF                                                  8,950       424         8,950        424
Bayer                                                10,150       455        10,150        455
Beiersdorf                                            1,250        88         1,250         88
Bilfinger & Berger Bau                                1,200        18         1,200         18
Brau Und Brunnen*                                       150         5           150          5
Continental                                           3,100        56         3,100         56
DaimlerChrysler                                       9,919       648         9,919        648
Deutsche Bank               117,000      7,764        9,100       604       126,100      8,368
Deutsche Lufthansa, Registered                        6,000       137         6,000        137

Deutsche Telekom                                     37,950     3,053        37,950      3,053
Deutz*                                                  550         3           550          3
Dresdner Bank                                         8,000       325         8,000        325
Epcos*                      172,700     22,772                              172,700     22,772
Fantastic*                   99,000      2,930                               99,000      2,930
Heidelberger Zement                                     995        56           995         56
Heidelberger Zement (BE)*                               122         7           122          7
Hochtief                                              1,900        54         1,900         54
HypoVereinsbank                                       6,387       394         6,387        394
Infineon Technologies*       92,900      5,064                               92,900      5,064
Intershop Communications*     9,450      4,758                                9,450      4,758
Karstadtquelle                                        1,000        31         1,000         31
Linde                                                 1,500        64         1,500         64
MAN                                                   2,500        91         2,500         91
Merck KGAA                                            2,800        89         2,800         89
Metro                                                 4,184       167         4,184        167
Muenchener Rueckvers, Registered                      2,650       851         2,650        851
Preussag                                              2,000        92         2,000         92
RWE                                                   6,230       223         6,230        223
SAP                                                     970       543           970        543
Schering                                              1,050       141         1,050        141
Siemens                      96,100     13,819        8,720     1,254       104,820     15,073
Thyssen Krupp*                                        7,500       185         7,500        185
Veba                                                  7,032       359         7,032        359
Viag                                                 10,400       211        10,400        211
Volkswagen                                            5,000       218         5,000        218

                                    -----------             ----------              -----------
Total Germany                           64,994                 12,355                   77,349
                                    -----------             ----------              -----------

Hong Kong--3.5%
Bank of East Asia                                    15,886        35        15,886         35
Cable & Wireless HKT                                180,839       474       180,839        474
Cathay Pacific Airways                               54,000        80        54,000         80
Cheung Kong Holdings        611,000      9,142       33,000       494       644,000      9,636
Chinese Estates Holdings*                           114,725        19       114,725         19
CITIC Pacific               505,000      3,061                              505,000      3,061
CLP Holdings                                         29,500       132        29,500        132
Hang Seng Bank                                       27,300       238        27,300        238
Hong Kong and China Gas                              66,831        84        66,831         84
Hong Kong and Shanghai Hotels*                       29,000        15        29,000         15
SHopewell Holdings                                    26,227        14        26,227         14
Hutchison Whampoa           625,000     11,278       54,000       974       679,000     12,252
Hysan Development                                     2,500         3         2,500          3
Miramar Hotel and                                    19,000        16        19,000         16
Investment
Peregrine Investment Holdings*                       13,000         -        13,000          -
Shangri-La Asia                                      38,000        43        38,000         43

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Shun Tak Holdings                                    75,146        11        75,146         11
Sino Land                                            20,657         9        20,657          9
South China Morning Post Holdings                    24,000        23        24,000         23
Sun Hung Kai Properties                              34,000       295        34,000        295
Swire Pacific, Cl A                                  20,500       106        20,500        106
Television Broadcasts     1,472,000     13,091       10,000        89     1,482,000     13,180
Wharf Holdings                                        2,150         4         2,150          4
Wing Lung Bank                                        3,500        13         3,500         13

                                    -----------             ----------              -----------
Total Hong Kong                         36,572                  3,171                   39,743
                                    -----------             ----------              -----------

Ireland--0.0%
Allied Irish Banks                                   15,732       153        15,732        153
Greencore Group                                       5,342        16         5,342         16
Independent Newspapers                                2,515        25         2,515         25
Irish Life & Permanent                                5,087        46         5,087         46
Jefferson Smurfit Group                              29,615        69        29,615         69
Kerry Group                                           4,102        53         4,102         53
Waterford Wedgwood Units                             22,614        21        22,614         21

                                    -----------             ----------              -----------
Total Ireland                                                     383                      383
                                    -----------             ----------              -----------


Israel -- 0.9%
Check Point Software         60,000     10,264                               60,000     10,264
Technologies*

                                    -----------             ----------              -----------
Total Israel                            10,264                                          10,264
                                    -----------             ----------              -----------

Italy--0.8%
Assicurazioni Generali                               17,794       493        17,794        493
Banca Commerciale Italiana                           36,000       164        36,000        164
Banca Intesa                                         12,000        41        12,000         41
Benetton Group                                       33,400        69        33,400         69
Beni Stabili*                                        24,747        11        24,747         11
Burgo (Cartiere)                                      2,000        13         2,000         13
Edison                                               10,000       104        10,000        104
ENI                                                 141,725       708       141,725        708
Fiat                                                  6,710       177         6,710        177
Fiat RNC                                              2,640        35         2,640         35
Immsi*                                                3,500         7         3,500          7
INA                                                  75,794       156        75,794        156
Italcementi                                          11,232        99        11,232         99
Italgas                                              14,000        64        14,000         64
Mediaset                                             16,984       337        16,984        337
Mediobanca                                            8,000        65         8,000         65
Mondadori Editore                                     3,099        79         3,099         79
Montedison                                           51,740        90        51,740         90
Olivetti*                                            52,800       189        52,800        189
Parmalat Finanziaria                                 23,400        26        23,400         26
Pirelli*                                             31,000        80        31,000         80
Riunione Adriatica di Sicurta                        12,150       112        12,150        112
SAI                                                   3,000        23         3,000         23
San Paolo-IMI                                        24,747       338        24,747        338
Sirti                                                 3,500         7         3,500          7
SNIA BPD                                             20,000        19        20,000         19
Telecom Italia                                       62,888       937        62,888        937
Telecom Italia Mobile       267,400      3,275      120,107     1,471       387,507      4,746
Telecom Italia Mobile RNC                            31,894       152        31,894        152
Telecom Italia RNC                                    9,883        67         9,883         67
Unicredito Italiano                                  57,500       229        57,500        229
Unione Immobiliare                                   75,794        38        75,794         38

                                    -----------             ----------              -----------
Total Italy                              3,275                  6,400                    9,675
                                    -----------             ----------              -----------

Japan--33.2%
77 Bank                                               8,000        57         8,000         57
Acom                                                  1,700       184         1,700        184
Advantest                                             2,200       467         2,200        467
Ajinomoto                                             8,000        97         8,000         97
Alps Electric                                         3,000        41         3,000         41
Amada                                                 5,000        40         5,000         40

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Aoyama Trading                                        1,100        17         1,100         17
Asahi Bank                                           35,000       196        35,000        196
Asahi Breweries                                       7,000        70         7,000         70
Asahi Chemical Industry                              19,000       121        19,000        121
Asahi Glass                                          16,000       136        16,000        136
Ashikaga Bank*                                        2,000         4         2,000          4
Bank of Tokyo-Mitsubishi                             55,000       785        55,000        785
Bank of Yokohama                                     25,000       101        25,000        101
Bridgestone                                          10,000       220        10,000        220
Canon                                                11,000       476        11,000        476
Central Japan Railway                                    27       163            27        163
Chugai Pharmaceutical                                 5,000        94         5,000         94
Citizen Watch                                         1,000         8         1,000          8
Credit Saison                                         3,900        65         3,900         65
Dai Nippon Printing                                  11,000       178        11,000        178
Daicel Chemical Industries                           10,000        34        10,000         34
Daiei*                                               16,000        57        16,000         57
Daiichi Pharmaceutical                                7,000       108         7,000        108
Daikin Industries                                     4,000        74         4,000         74
Dainippon Ink & Chemicals                             5,000        20         5,000         20
Dainippon Screen Manufacturing*                       7,000        48         7,000         48
Daito Trust Construction                              3,000        51         3,000         51
Daiwa House Industries                                9,000        62         9,000         62
Daiwa Securities                                     16,000       301        16,000        301
Denki Kagaku Kogyo                                   13,000        49        13,000         49
Denso                                                17,000       405        17,000        405
East Japan Railway                                       47       243            47        243
Ebara                                                 5,000        65         5,000         65
Eisai                                                 5,000       132         5,000        132
Fanuc                                                 3,100       325         3,100        325
Fuji Bank                                            42,000       394        42,000        394
Fuji Photo Film                                       6,000       264         6,000        264
Fujitsu                                              24,000       736        24,000        736
Fujitsu Support & Service    12,400      2,089                               12,400      2,089
Furukawa Electric                                     8,000       134         8,000        134
Gunma Bank                                           13,000        71        13,000         71
Haseko*                                              15,000         6        15,000          6
Hitachi                                              39,000       463        39,000        463
Hokuriko Bank*                                        2,000         5         2,000          5
Honda Motor                                          12,000       495        12,000        495
House Foods                                           3,000        44         3,000         44
Hoya                                                  2,000       189         2,000        189
Industrial Bank of Japan                             34,000       310        34,000        310
Internet Initiative
  Japan ADR*                 49,500      3,453                               49,500      3,453
Isetan                                                2,000        18         2,000         18
Itochu*                                              20,000       106        20,000        106
Ito-Yokado                                            5,000       357         5,000        357
Japan Airlines                                       24,000        64        24,000         64
Japan Energy                                         39,000        34        39,000         34
Japan Telecom                   687     29,085                                  687     29,085
Japan Tobacco                                            25       179            25        179
Joyo Bank                                            16,000        65        16,000         65
Jusco                                                 6,000        90         6,000         90
Kajima                                               25,000        69        25,000         69
Kaneka                                                6,000        75         6,000         75
Kansai Electric Power                                 8,400       125         8,400        125
Kao                                                   7,000       214         7,000        214
Kawasaki Kisen                                       24,000        42        24,000         42
Kawasaki Steel                                       44,000        74        44,000         74
Keyence                       8,580      3,424                                8,580      3,424
Kinden                                                7,000        52         7,000         52
Kinki Nippon Railway                                 22,000        90        22,000         90
Kirin Brewery                                        13,000       159        13,000        159
Komatsu                                              16,000        76        16,000         76
Konica                                                3,000        14         3,000         14
Kubota                                               26,000        89        26,000         89
Kurita Water Industries                               3,000        58         3,000         58
Kyocera                      31,700      5,294                               31,700      5,294
Kyocera                                               2,400       401         2,400        401
Kyowa Hakko Kogyo                                     7,000        79         7,000         79
Makita                                                4,000        35         4,000         35

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Marubeni                                             24,000        90        24,000         90
Marui                                                 5,000        90         5,000         90
Matsushita
 Communications Industrial  157,000     28,879                              157,000     28,879
Matsushita Electric                                  24,000       717        24,000        717
Meiji Milk Products                                   6,000        37         6,000         37
Meiji Seika                                           7,000        49         7,000         49
Mitsubishi                                           19,000       172        19,000        172
Mitsubishi Chemical                                  28,000       111        28,000        111
Mitsubishi Electric                                  26,000       245        26,000        245
Mitsubishi Estate                                    16,000       173        16,000        173
Mitsubishi Heavy Industries                          43,000       135        43,000        135
Mitsubishi Materials                                 18,000        61        18,000         61
Mitsubishi Trust & Banking                           18,000       167        18,000        167
Mitsui                                               19,000       153        19,000        153
Mitsui Fudosan Real Estate                           11,000       105        11,000        105
Mitsui Marine and Fire Insurance                     22,000        99        22,000         99
Mitsui Trust & Banking                               17,000        23        17,000         23
Mori Seiki                                            2,000        33         2,000         33
Murata Manufacturing        182,000     44,194        3,000       728       185,000     44,922
Mycal                                                 5,000        18         5,000         18
NEC                         349,000     10,292       28,000       826       377,000     11,118
New Oji Paper                                        23,000       161        23,000        161
NGK Insulators                                        8,000        69         8,000         69
NGK Spark Plug                                        4,000        46         4,000         46
Nichido Fire & Marine Insurance                       9,000        39         9,000         39
Nichirei                                             11,000        31        11,000         31
Nikko Securities          2,260,000     34,180                            2,260,000     34,180
Nikon                       126,000      4,832                              126,000      4,832
Nippon Express                                       22,000       163        22,000        163
Nippon Fire & Marine Insurance                        8,000        20         8,000         20
Nippon Light Metal                                   35,000        31        35,000         31
Nippon Mitsubishi Oil                                34,925       127        34,925        127
Nippon Paper Industries                              13,000        93        13,000         93
Nippon Sheet Glass                                   22,000       223        22,000        223
Nippon Shokubai                                       2,000         9         2,000          9
Nippon Steel                                        103,000       246       103,000        246
Nippon Telegraph & Telephone                            179     2,840           179      2,840
Nippon Yusen Kabushik                                35,000       148        35,000        148
Nissan Motors*                                       17,000        69        17,000         69
Nissin Food Products                                  3,000        68         3,000         68
Nitto Denko                                           3,000       120         3,000        120
NKK*                                                 80,000        51        80,000         51
Nomura Securities           471,000     15,356       32,000     1,043       503,000     16,399
NSK                                                   7,000        52         7,000         52
NTN                                                   2,000         6         2,000          6
NTT Data                        452      8,490                                  452      8,490
NTT DoCoMo                    1,090     44,661                                1,090     44,661
Obayashi                                             17,000        62        17,000         62
Odakyu Railway                                       19,000        62        19,000         62
Okamato Industries                                   13,000        30        13,000         30
Olympus Optical                                       7,000       108         7,000        108
Omron                                                 6,000       171         6,000        171
Orix                                                  1,680       243         1,680        243
Osaka Gas                                            41,000        99        41,000         99
Penta-Ocean Construction                              1,000         1         1,000          1
Pioneer Electronics                                   3,000        85         3,000         85
Rohm                         51,600     17,928        3,000     1,042        54,600     18,970
Sakura Bank                                          50,000       380        50,000        380
Sankyo                                                7,000       176         7,000        176
Sanwa Shutter                                         9,000        27         9,000         27
Sanyo Electric                                       36,000       214        36,000        214
Sapporo Breweries                                    12,000        47        12,000         47
Secom                                                 6,000       514         6,000        514
Sega Enterprises                                      2,000        41         2,000         41
Sekisui Chemical                                     13,000        43        13,000         43
Sekisui House                                        17,000       156        17,000        156
Sharp                                                17,000       363        17,000        363
Shimano                                               3,000        57         3,000         57
Shimizu                                              19,000        53        19,000         53
Shin-Etsu Chemical                                    7,000       424         7,000        424
Shiseido                                              8,000       109         8,000        109

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Shizuoka Bank                                        14,000       119        14,000        119
Showa Denko*                                         37,000        49        37,000         49
Softbank                     36,300     32,326                               36,300     32,326
Sony                        203,000     28,647       14,200     2,004       217,200     30,651
Sumitomo                                             21,000       254        21,000        254
Sumitomo Bank                                        48,000       715        48,000        715
Sumitomo Chemical                                    16,000        87        16,000         87
Sumitomo Electric                                    15,000       211        15,000        211
Sumitomo Forestry                                     3,000        19         3,000         19
Sumitomo Marine & Fire Insurance                     15,000        76        15,000         76
Sumitomo Metal Mining                                11,000        33        11,000         33
Sumitomo Metal*                                      65,000        51        65,000         51
Taiheiyo Cement                                      25,000        42        25,000         42
Taisei                                               12,000        19        12,000         19
Taisho Pharmaceutical                                 7,000       241         7,000        241
Takara Shuzo                                          5,000       112         5,000        112
Takashimaya                                           7,000        57         7,000         57
Takeda Chemical Industries      800         57       18,000     1,279        18,800      1,336
Teijin                                               26,000       110        26,000        110
Toa                                                   9,000        13         9,000         13
Tobu Railway                                          1,000         3         1,000          3
Toho                                                    470       126           470        126
Tohoku Electric Power                                10,600       136        10,600        136
Tokai Bank                                           25,000       151        25,000        151
Tokio Marine & Fire Insurance                        27,000       277        27,000        277
Tokyo Broadcasting System                             4,000       158         4,000        158
Tokyo Electric Power                                 21,000       460        21,000        460
Tokyo Electron              168,000     25,343        3,000       453       171,000     25,796
Tokyo Gas                                            43,000        92        43,000         92
Tokyu                                                24,000       106        24,000        106
Toppan Printing                                      16,000       179        16,000        179
Toray                                                31,000       119        31,000        119
Tosho                                                35,000       171        35,000        171
Tostem                                                5,000        81         5,000         81
Toto                                                 10,000        51        10,000         51
Toyo Seikan Kaisha                                    3,000        51         3,000         51
Toyobo                                               31,000        47        31,000         47
Toyoda Auto Loom                                      6,000       116         6,000        116
Toyota Motor                                         66,000     3,449        66,000      3,449
Trans Cosmos                 11,000      3,105                               11,000      3,105
Ube Industries                                       39,000        88        39,000         88
Uniden Corportation                                   2,000        17         2,000         17
Yamaguchi Bank                                        4,000        28         4,000         28
Yamanouchi Pharmaceutical                             7,000       383         7,000        383
Yamato Transport                                      8,000       229         8,000        229
Yamazaki Baking                                       5,000        48         5,000         48
Yasuda Trust & Banking                               28,000        40        28,000         40
Yokogawa Electric                                     7,000        65         7,000         65

                                    -----------             ----------              -----------
Total Japan                            341,635                 37,979                  379,614
                                    -----------             ----------              -----------

Malaysia--0.0%
Silverstone*                                          3,325         -         3,325          -
YTL                                                   4,000         8         4,000          8

                                    -----------             ----------              -----------
Total Malaysia                                                      8                        8
                                    -----------             ----------              -----------

Mexico--0.4%
Grupo Televisa GDR*          72,000      4,896                               72,000      4,896

                                    -----------             ----------              -----------
Total Mexico                             4,896                                           4,896
                                    -----------             ----------              -----------

Netherlands--5.1%
ABN AMRO Holding                                     24,956       555        24,956        555
Ahold                                                 9,917       258         9,917        258
Akzo Nobel                                            5,564       237         5,564        237
ASM Lithography Holding*    196,000     21,855                              196,000     21,855
Buhrmann                                              1,772        45         1,772         45
CMG                         106,800      9,210                              106,800      9,210
Elsevier                                             13,457       136        13,457        136
Getronics*                  106,400      8,123        1,811       138       108,211      8,261


INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Heineken                                              6,143       328         6,143        328
ING Groep                                            16,419       888        16,419        888
KLM Royal Dutch Air                                   1,209        26         1,209         26
KPN                                                   8,193       937         8,193        937
Philips Electronics          62,496     10,486        5,726       961        68,222     11,447
Qiagen ADR*                  12,400      1,686                               12,400      1,686
Royal Dutch Petroleum                                36,924     2,152        36,924      2,152
TNT Post Group                                        9,193       206         9,193        206
Unilever                                              9,903       488         9,903        488
Vopak*                                                  867        24           867         24
Wolters Kluwer                                        5,044       116         5,044        116

                                    -----------             ----------              -----------
Total Netherlands                       51,360                  7,495                   58,855
                                    -----------             ----------              -----------

New Zealand--0.0%
Brierley Investments                                 66,325        13        66,325         13
Carter Holt Harvey                                   49,289        43        49,289         43
Fletcher Challenge Building                           3,165         3         3,165          3
Fletcher Challenge Energy                             4,794        11         4,794         11
Fletcher Challenge Forest*                            19,179         5        19,179          5
Fletcher Challenge Paper                              5,163         4         5,163          4
Lion Nathan                                          13,326        23        13,326         23
Telecom Corporation of                               33,302       150        33,302        150
New Zealand

                                    -----------             ----------              -----------
Total New Zealand                                                 252                      252
                                    -----------             ----------              -----------

Norway--0.1%
Bergesen, Cl A                                        2,400        43         2,400         43
CRH                                                  10,134       182        10,134        182
Dyno Industrier                                       1,200        27         1,200         27
Hafslund, Cl A                                        3,850        17         3,850         17
Hafslund, Cl B                                        1,600         5         1,600          5
Kvaerner*                                             1,450        22         1,450         22
Norsk Hydro                                           5,650       213         5,650        213
Norske Skogindustrier                                   700        26           700         26
Orkla, Cl A                                           5,000        76         5,000         76
Petroleum Geo-Services*                               1,000        18         1,000         18
Storebrand*                                           9,124        56         9,124         56

                                    -----------             ----------              -----------
Total Norway                                                      685                      685
                                    -----------             ----------              -----------


Singapore--0.1%
Asia Food & Properties*                                 666         -           666          -
City Developments                                     9,000        41         9,000         41
Cycle & Carriage                                      7,000        19         7,000         19
DBS Group Holdings                                   12,211       161        12,211        161
DBS Land                                             20,000        26        20,000         26
Fraser & Neave                                        3,000         9         3,000          9
NatSteel                                             16,000        37        16,000         37
Overseas Chinese Banking                             21,141       131        21,141        131
Singapore Airlines                                   22,000       206        22,000        206
Singapore Press Holdings                              8,038       128         8,038        128
Singapore Telecommunications                        111,000       158       111,000        158
United Industrial                                    77,000        32        77,000         32
United Overseas Bank                                  5,280        32         5,280         32

                                    -----------             ----------              -----------
Total Singapore                                                   980                      980
                                    -----------             ----------              -----------

South Korea--2.3%
Samsung Electronics GDR     145,400     25,954                              145,400     25,954
(A)*

                                    -----------             ----------              -----------
Total South Korea                       25,954                                          25,954
                                    -----------             ----------              -----------

Spain--0.9%
Acerinox*                                               745        29           745         29
Altadis                                               3,315        44         3,315         44
Autopistas Concesionaria Espanola                     5,150        48         5,150         48
Banco Bilbao Vizcaya                                 55,328       812        55,328        812
Banco Santander Central                              68,232       732        68,232        732
Hispano
Corporacion Financiera Alba                           1,074        32         1,074         32


INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Corporacion Mapfre                                       94         2            94          2
Endesa                                               17,984       412        17,984        412
Fomento de                                            1,720        37         1,720         37
Construcciones y
Contratas
Gas Natural SDG                                       7,368       144         7,368        144
Iberdrola                                            15,705       205        15,705        205
Metrovacesa                                           2,124        35         2,124         35
Repsol                                               15,444       338        15,444        338
Telefonica*                                          56,004     1,413        56,004      1,413
Terra Networks*              66,300      5,331                               66,300      5,331
Union Electrica Fenosa                                4,413        91         4,413         91
Vallehermoso                                          2,745        18         2,745         18
Zardoya Otis                                          4,040        36         4,040         36

                                    -----------             ----------              -----------
Total Spain                              5,331                  4,428                    9,759
                                    -----------             ----------              -----------

Sweden--6.5%
ABB                          40,800      4,800                               40,800      4,800
Atlas Copco, Cl A                                     3,220        78         3,220         78
Drott, Cl B                                           2,459        25         2,459         25
Electrolux, Cl B                                      8,955       169         8,955        169
Ericsson, Cl B                                       33,454     2,935        33,454      2,935
Ericsson Telephone ADR*     444,100     41,662                              444,100     41,662
Hennes & Mauritz, Cl B                               16,340       453        16,340        453
NetCom, Cl B*               192,900     16,609                              192,900     16,609
Securitas, Cl B*            246,400      5,951                              246,400      5,951
Skandia Forsakrings                                  10,330       488        10,330        488
Skandinaviska Enskilda Banken, Cl A                  11,059       119        11,059        119
Skanska, Cl B                                         2,459        83         2,459         83
SKF, Cl B                                             3,000        67         3,000         67
Svenska Cellulosa, Cl B*                              4,410       104         4,410        104
Svenska Handlesbanken, Cl A                          13,353       164        13,353        164
Swedish Match                                        20,354        63        20,354         63
Trelleborg, Cl B                                      2,000        14         2,000         14
Volvo, Cl A                                           3,737        97         3,737         97
Volvo, Cl B                                           5,915       159         5,915        159

                                    -----------             ----------              -----------
Total Sweden                            69,022                  5,018                   74,040
                                    -----------             ----------              -----------

Switzerland--1.3%
ABB                                                   2,755       316         2,755        316
Adecco, Bearer                                          321       222           321        222
Alusuisse Lonza Group, Registered                       120        76           120         76
Ares Serono, Cl B             1,890      7,111                                1,890      7,111
Credit Suisse Group, Registered                       4,774       950         4,774        950
Holderbank Financiere Glarus, Bearer                    141       168           141        168
Lonza*                                                  120        65           120         65
Nestle, Registered                                      650     1,164           650      1,164
Novartis, Registered                                  1,205     1,647         1,205      1,647
Roche Holding, Bearer                                    24       296            24        296
Roche Holding,                                          116     1,259           116      1,259
Genusscheine
SAirGroup, Registered                                   250        47           250         47
Schindler Holding, Participating Certificates            25        37            25         37
Schindler Holding, Registered                            25        37            25         37
SGS Holding, Bearer*                                     52       102            52        102
SGS Holding, Registered*                                  1         -             1          -
Swatch Group, Bearer                                     56        65            56         65
Swatch Group, Registered                                273        64           273         64
Swiss Reinsurance, Registered                           262       454           262        454
UBS, Registered                                       3,666       963         3,666        963
Valora Holding, Registered                               70        21            70         21
Zurich Allied, Registered                                60        30            60         30

                                    -----------             ----------              -----------
Total Switzerland                        7,111                  7,983                   15,094
                                    -----------             ----------              -----------
United Kingdom--11.9%
Abbey National                                       24,886       327        24,886        327
Allied Zurich                                        31,245       343        31,245        343
Anglian Water                                         6,007        50         6,007         50
Arjo Wiggins Appleton                                21,135        55        21,135         55

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Arm Holdings*                86,500      5,221                               86,500      5,221
Associated British Food                              13,873        92        13,873         92
AstraZeneca Group                                    17,854       722        17,854        722
AstraZeneca Group (SK)                               15,833       639        15,833        639
Baltimore Technologies*      71,100      9,738                               71,100      9,738
Barclays                                             24,874       658        24,874        658
Bass                                                 16,415       206        16,415        206
BBA Group                                             9,021        59         9,021         59
BG Group                                             66,591       375        66,591        375
BICC Group                                           10,071        11        10,071         11
Blue Circle Industries                               21,510       143        21,510        143
BOC Group                                            11,781       230        11,781        230
Boots                                                17,913       153        17,913        153
BP Amoco                                            212,006     1,936       212,006      1,936
BPB                                                  11,171        56        11,171         56
British Aerospace   CALS                             58,376       329        58,376        329
British Aerospace Convertable Loan Stock              7,691        12         7,691         12
British Airways                                      13,920        73        13,920         73
British American Tobacco                             31,245       172        31,245        172
British Sky Broadcasting    129,300      3,418       35,649       942       164,949      4,360
British  Telecommunications                         115,904     2,169       115,904      2,169
Burmah Castrol                                        3,717        91         3,717         91
Cadbury Schweppes                                    44,648       300        44,648        300
Cambridge Antibody
 Technology*                 60,800      1,973                               60,800      1,973
Caradon                                              15,828        35        15,828         35
Carlton Communications      188,600      2,284       13,900       168       202,500      2,452
Celltech Group*             249,900      4,521                              249,900      4,521
Centrica                                             68,043       260        68,043        260
CGU                                                  12,556       175        12,556        175
Coats Viyella                                        22,869        15        22,869         15
Coca-Cola Beverages*                                 21,218        38        21,218         38
COLT Telecom Group*         478,400     22,743                              478,400     22,743
Corus Group                                          60,009        97        60,009         97
De La Rue                                             5,595        24         5,595         24
Diageo                                               62,135       466        62,135        466
Electrocomponents                                     9,618        97         9,618         97
Elementis                                             8,335        13         8,335         13
EMI Group                                            14,007       155        14,007        155
GKN                                                   9,305       116         9,305        116
Glaxo Wellcome                                       63,131     1,805        63,131      1,805
Granada Group                                        35,374       379        35,374        379
Great Universal Stores                               20,164       122        20,164        122
Hammerson                                            10,193        65        10,193         65
Hanson                                               16,883       120        16,883        120
Hilton Group                                         33,285       155        33,285        155
HSBC Holdings                                       137,214     1,619       137,214      1,619
IMI                                                   4,909        18         4,909         18
Imperial Chemical Industries                         11,818        99        11,818         99
Invensys                                             36,987       164        36,987        164
J Sainsbury                                          34,011       153        34,011        153
Johnson Matthey                                       4,897        56         4,897         56
Kingfisher                                           23,084       189        23,084        189
Land Securities                                       2,531        30         2,531         30
Lasmo                                                21,742        42        21,742         42
Legal & General Group                               101,228       262       101,228        262
Lloyds TSB                                           94,173       993        94,173        993
Logica                      373,200     12,488                              373,200     12,488
Lonrho                                                4,890        51         4,890         51
Marconi                                              56,794       677        56,794        677
Marks & Spencer                                      52,234       208        52,234        208
MEPC                                                 12,784        85        12,784         85
National Grid Group                                  31,901       291        31,901        291
National Power                                       21,756       109        21,756        109
Next                                                  6,829        51         6,829         51
Nycomed Amersham                                        258         2           258          2
Pearson                      61,600      2,140       13,897       483        75,497      2,623
Peninsular and Oriental
 Steam Navigation                                    10,802       112        10,802        112
Pilkington                                           29,405        34        29,405         34
Provident Financial                                   5,269        47         5,269         47
Prudential                                           38,852       586        38,852        586
Psion                       107,300      7,112                              107,300      7,112

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Racal Electronics                                     6,572        44         6,572         44
Rank Group                                           16,954        41        16,954         41
Reed International                                   22,618       165        22,618        165
Reuters Group                                        28,619       580        28,619        580
Rexam                                                12,784        44        12,784         44
Rio Tinto                                            20,309       340        20,309        340
RMC Group                                             6,560        81         6,560         81
Rolls-Royce                                          33,703       109        33,703        109
Royal & Sun Alliance Insurance Group                 26,839       168        26,839        168
Royal Bank of Scotland Group                         17,283       254        17,283        254
Safeway                                              23,210        70        23,210         70
Schroders                                             5,194       109         5,194        109
Scottish & Newcastle                                 13,226        92        13,226         92
Scottish Power                                       22,765       184        22,765        184
Selfridges                                            2,797        11         2,797         11
Shire Pharmaceutcals*       267,800      4,568                              267,800      4,568
Skyepharma*                 886,900      1,554                              886,900      1,554
Slough Estates                                        9,571        53         9,571         53
SmithKline Beecham                                   97,428     1,285        97,428      1,285
Smiths Industries                                     6,601        80         6,601         80
Sun Life & Provincial Holdings                        4,001        28         4,001         28
Tate & Lyle                                          10,382        36        10,382         36
Tesco                                               126,894       422       126,894        422
Thames Water                                          8,322        94         8,322         94
TI Group                                             10,548        52        10,548         52
Unilever                                             56,220       360        56,220        360
United Biscuits                                      13,488        56        13,488         56
United Utilities                                     11,993       125        11,993        125
Vodafone Airtouch         5,107,257     28,347      300,920     1,670     5,408,177     30,017
Vodafone Airtouch (EU)*                             418,648     2,280       418,648      2,280
Williams                                             16,024        81        16,024         81
Wolseley                                             12,805        70        12,805         70

                                    -----------             ----------              -----------
Total United Kingdom                   106,107                 29,793                  135,900
                                    -----------             ----------              -----------

Total Foreign Common
Stocks (Cost $485,413,
$88,495
and $573,908 respectively)             906,427                141,837                1,048,264
                                    -----------             ----------              -----------

Foreign Preferred
Stocks--1.3%
Australia--0.0%
News Corporation                                     35,455       420        35,455        420

                                                            ----------              -----------
Total Australia                                                   420                      420
                                                            ----------              -----------

Germany--1.2%
RWE                                                     250         7           250          7
SAP                          18,250     13,122          710       511        18,960     13,633
Volkswagen                                            2,000        52         2,000         52

                                    -----------             ----------              -----------
Total Germany                           13,122                    570                   13,692
                                    -----------             ----------              -----------

Italy--0.0%
Fiat Spa                                              3,190        47         3,190         47

                                    -----------             ----------              -----------
Total Italy                                                        47                       47
                                    -----------             ----------              -----------

Total Foreign Preferred
Stocks (Cost $14,139,
$435
and $14,574
respectively)                           13,122                  1,037                   14,159
                                    -----------             ----------              -----------

Foreign Warrants--0.0%
France--0.0%
Vivendi, expire
05/02/2001*                                              19         -            19          -
                                    -----------             ----------              -----------
Total France                                                        -                        -
                                    -----------             ----------              -----------

Hong Kong--0.0%
Chinese Estates
Holdings, expire
11/24/2000*                                          10,429         -        10,429          -
                                    -----------             ----------              -----------
Total Hong Kong                                                     -                        -
                                    -----------             ----------              -----------

Malaysia--0.0%


INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
United Engineers, expire
11/18/2002*                                           5,600        10         5,600         10
                                    -----------             ----------              -----------
Total Malaysia                                                     10                       10
                                    -----------             ----------              -----------

Singapore--0.0%
Asia Food & Properties,
expire 07/12/2002*                                    2,900         -         2,900          -
                                    -----------             ----------              -----------
Total Singapore                                                     -                        -
                                    -----------             ----------              -----------

Switzerland--0.0%
UBS, expire 06/30/2000*                                 195         3           195          3
                                    -----------             ----------              -----------
Total Switzerland                                                   3                        3
                                    -----------             ----------              -----------

Total Foreign Warrants
(Cost $0, $0 and $0
respectively)                                                      13                       13
                                    -----------             ----------              -----------

Foreign Convertible
Bonds--0.0%
Spain--0.0%
Banco Bilbao Viscaya                           EU        12        12            12         12
             0.000%, 07/30/02
                                    -----------             ----------              -----------
Total Spain                                                        12                       12
                                    -----------             ----------              -----------

United Kingdom--0.0%
BG Transco Holdings (B)                        GB         9        14             9         14
           7.057%, 12/14/09                    GB         9        14             9         14
           4.188%, 12/14/22                    GB

BG Transco Holdings                                       9        14             9         14
           7.000%, 12/16/24
                                    -----------             ----------              -----------
Total United Kingdom                                               42                       42
                                    -----------             ----------              -----------

Total Foreign
Convertible Bonds (Cost
$0, $12 and $12
respectively)                                                      54                       54
                                                            ----------              -----------

Foreign Rights--0.0%
Canada--0.0%
Boliden*                                                781         -           781          -

                                                            ----------              -----------
Total Canada                                                        -                        -
                                                            ----------              -----------

France--0.0%
Bouygues*                                               751         4           751          4
Lafarge*                                              1,758         -         1,758          -

                                                            ----------              -----------
Total France                                                        4                        4
                                                            ----------              -----------

Total Foreign Rights
(Cost $0, $0 and $0
respectively)                                                       4                        4
                                                            ----------              -----------

INTERNATIONAL FUND
PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
STATEMENT OF NET ASSETS (000'S)
MARCH 31, 2000

                              INTERNATIONAL           INTERNATIONAL           PRO FORMA
                                  FUND                    INDEX               COMBINED
                          ---------------------   --------------------    ---------------------
                                   Market Value           Market Value             Market Value
                          Shares/Par      (000)    Shares/Par    (000)    Shares/Par      (000)
Related Party Money
Market Fund--5.0%
First American Prime
Obligations Fund (C)      56,473,007    56,473     1,016,313    1,016     57,489,320    57,489
                                    -----------             ----------              -----------
Total Related Party
Money Market Fund (Cost
$56,473, $1,016
and $57,489 respectively)               56,473                  1,016                   57,489
                                    -----------             ----------              -----------

Total
Investments--98.0%
(Cost $556,025, $89,958
and $645,983
respectively)                          976,022                143,961                1,119,983
                                    -----------             ----------              -----------
Other Assets Net of
Liabilities--2.0%                       17,532                  5,778                   23,302
                                    -----------             ----------              -----------

Net Assets--100.0%                    $993,554               $149,739               $1,143,285
                                    ===========             ==========              ===========


*Non-income producing security

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(B) Variable Rate Security - the rate reported on the Statement of Net Assets is the rate in effect as of March 31, 2000.
(C) This money market fund is advised by U.S. Bank National Association who also serves as advisor for this fund.

ADR - American Depositary Receipt
BE - Brussels Exchange
CALS - Capital Amortizing Loan Stock
Cl - Class
EU - Euro
GB - Great British Pound
GDR - Global Depositary Receipt
RNC - Risparmio
Non-Convertible
SK - Swedish Krona

             See Notes to Pro Forma Combining Financial Statements

INTERNATIONAL FUND
PRO FORMA COMBINING
FINANCIAL STATEMENTS
(UNAUDITED)
STATEMENT OF NET
ASSETS (000'S)
MARCH 31, 2000

At March 31, 2000, sector diversification of the Portfolio was as follows:

                                  International          International Index         Pro Forma
                                      Fund                       Fund                 Combined
                              -----------------------    --------------------    ------------------------
                               % of                      % of                     % of
Sector Diversification        Net Assets  Value (000)    Net Assets  Value (000)   Net Assets Value (000)
----------------------        ----------  -----------    ----------  -----------   ---------- -----------
Telecommunications                  27.8%   $275,813         10.4%   $15,596          25.5%   $291,409
Electronics                         12.3%    122,415          7.1%    10,657          11.6%    133,072
Semiconductors                      10.2%    101,610                                   8.9%    101,610
Computer Services                    6.6%     65,094                                   5.7%     65,094
Financial Services                   5.3%     52,899          1.8%     2,651           4.9%     55,550
Computers                            4.1%     40,325          1.5%     2,256           3.7%     42,581
Telephone                            2.9%     29,085          7.9%    11,773           3.6%     40,858
Internet Services                    4.1%     40,408                                   3.5%     40,408
Multimedia                           3.3%     32,985                                   2.9%     32,985
Audio/Video                          2.9%     28,647          1.9%     2,806           2.8%     31,453
Diversified Operations               2.2%     21,968          4.3%     6,398           2.5%     28,366
Banking                              0.8%      7,765         11.5%    17,255           2.2%     25,020
Pharmaceuticals                      0.6%      6,178          7.7%    11,457           1.5%     17,635
Manufacturing                        1.4%     13,819          1.8%     2,624           1.4%     16,443
Biomedical                           1.5%     15,291                                   1.3%     15,291
Insurance                            0.8%      7,887          4.9%     7,291           1.3%     15,178
Computer Software                    1.1%     11,141                                   1.0%     11,141
Real Estate                          0.9%      9,142          1.2%     1,751           1.0%     10,893
Food, Beverage & Tobacco                                      6.1%     9,067           0.8%      9,067
Oil & Gas                                                     5.8%     8,678           0.8%      8,678
Communications Software              0.8%      8,371                                   0.7%      8,371
Automotive                                                    4.5%     6,689           0.6%      6,689
Security                             0.6%      5,952                                   0.5%      5,952
Engineering                          0.5%      4,800          0.3%       466           0.5%      5,266
Photographic Equipment               0.5%      4,832          0.3%       386           0.5%      5,218
Chemicals                                                     2.2%     3,308           0.3%      3,308
Retail                                                        2.1%     3,150           0.3%      3,150
Television                                                    1.8%     2,671           0.2%      2,671
Construction                                                  1.7%     2,600           0.2%      2,600
Transportation                                                1.4%     2,165           0.2%      2,165
Mining                                                        0.8%     1,205           0.1%      1,205
Cosmetics & Toiletries                                        0.8%     1,148           0.1%      1,148
Publishing                                                    0.7%     1,053           0.1%      1,053
Paper Products                                                0.6%       942           0.1%        942
Wholesaler                                                    0.5%       822           0.1%        822
Recreation                                                    0.5%       774           0.1%        774
Metals                                                        0.5%       734           0.1%        734
Consumer Goods                                                0.5%       717           0.1%        717
Airlines                                                      0.5%       682           0.1%        682
Machinery                                                     0.4%       649           0.1%        649
Defense                                                       0.3%       450           0.0%        450
Textiles                                                      0.2%       372           0.0%        372
Building Materials                                            0.2%       324           0.0%        324
Commercial Services                                           0.1%       157           0.0%        157
Water Treatment                                               0.0%        58           0.0%         58
Agriculture                                                   0.0%        53           0.0%         53
Medical Supplies                                              0.0%         2           0.0%          2
                                   -----------------        ----------------         -----------------

Total Foreign Common Stock          91.2%    906,427         94.7%   141,837          91.7%  1,048,264
Total Foreign Preferred Stock        1.3%     13,122          0.7%     1,037           1.3%     14,159
Total Foreign Convertible Bonds                    -          0.0%        54           0.0%         54
Total Foreign Warrants                             -          0.0%        13           0.0%         13
Total Foreign Rights                               -          0.0%         4           0.0%          4
Total Related Party Money
     Market Fund                     5.7%     56,473          0.7%     1,016           5.0%     57,489
                                   -----------------        ----------------         -----------------

Total Investments                   98.2%    976,022         96.1%   143,961          98.0%  1,119,983
Other Assets Net of
Liabilities                          1.8%     17,532          3.9%     5,778           2.0%     23,302

Net Assets                         100.0%   $993,554        100.0%  $149,739         100.0% $1,143,285
                                   =================        ================         =================


             See Notes to Pro Forma Combining Financial Statements

INTERNATIONAL FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 2000 (000'S OMITTED)


1. Basis of Combination

   The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Statement of Net Assets, and the related Pro Forma Combining Statements of Operations ("Pro Forma Statements") reflect the accounts of the International Fund and International Index Fund at March 31, 2000 and for the periods ended March 31, 2000 and September 30, 1999.

   The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganization (the "Reorganization") to be submitted to shareholders of the International Index Fund. The Reorganization provides for the acquisition of all assets and liabilities of the International Index Fund by the International Fund, in exchange for Class A, Class B and Y shares of the International Fund. Thereafter, there will be a distribution of Class A, Class B and Y shares of the International Fund to the shareholders of the International Index Fund in liquidation and subsequent termination thereof. As a result of the Reorganization, the shareholders of the International Index Fund will become the owners of that number of full and fractional Class A, Class B and Y shares of the International Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the International Index Fund as of the close of business immediately prior to the date that the International Index Fund assets are exchanged for Class A, Class B and Y shares of the International Fund. All Class C shares of the International Index Fund were redeemed prior to the Reorganization.

   The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganization as though the merger occurred at the beginning of the periods presented.

   The information contained herein is based on the experience of each Fund for the periods ended March 31, 2000 and September 30, 1999 and is designed to permit the shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganization. The expenses of the International Index Fund in connection with the Reorganization (including the cost of any proxy soliciting agents) will be borne by U.S. Bancorp of Minneapolis, Minnesota.
   The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest

   The Pro Forma net asset values per share assume the issuance of Class A, Class B and Y shares of the International Fund which would have been issued at March 31, 2000 in connection with the proposed Reorganization. Shareholders of the International Index Fund would receive Class A, Class B and Y shares of the International Fund based on conversion ratios determined on March 31, 2000. The conversion ratios are calculated by dividing the net asset value of the International Index Fund by the net asset value per share of the respective class of the International Fund.

3. Pro Forma Operations

   The Pro Forma Combining Statements of Operations assume similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Pro Forma operating expenses include the actual expenses of the Funds adjusted to reflect the expected expenses of the combined entity. The investment Advisery, investment Advisery fee waivers and distribution fees have been charged to the combined Fund based on the fee schedule in effect for the International Fund at the combined level of average net assets for the periods ended March 31, 2000 and September 30, 1999. The Adviser intends to waive fees during the current fiscal year so that total International Fund operating expenses do not exceed 1.60%, 2.35% and 1.35%, respectively, for Class A, Class B and Class Y. These fee waivers may be discontinued at any time.

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

         The first four paragraphs of Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A, dated November 27, 1987, are incorporated herein by reference.

         On February 18, 1988 the indemnification provisions of the Maryland General Corporation Law (the "Law") were amended to permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

         The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

ITEM 16.  EXHIBITS.

1(a) Articles of Incorporation, as amended and supplemented through April 2, 1998. (Incorporated by reference to Exhibit (1) to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A.)

1(b) Articles Supplemetary designating a new Series. (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A.)

*1(c) Articles of Amendment to Articles of Incorporation dated February 25,
      2000.

*2    Bylaws, as amended through December 8, 1999.

3     Not Applicable.

4 Agreement and Plan of Reorganization is attached as Exhibit A to the Prospectus/Proxy Statement included in Part A of this Registration Statement on Form N-14.

5     Not Applicable.

6(a) Investment Advisory Agreement dated April 2, 1991, between the Registrant and First Bank National Association, as amended and supplemented through August 1994 (Incorporated by reference to Exhibit (5)(a) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

6(b) Amendment No. 10 to Investment Advisory Agreement (Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A.)

6(c) Sub-Advisory Agreement dated March 28, 1994, between First Bank National Association and Marvin & Palmer Associates, Inc., with respect to International Fund (Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A)

6(d) Sub-Advisory Agreement dated July 23, 1998, between U.S. Bank National Association and Marvin & Palmer Associates, Inc., with respect to Emerging Markets Fund (Incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

6(e) Sub-Advisory Agreement dated July 24, 1998, between U.S. Bank National Association and Federated Global Research Corp., with respect to Strategic Income Fund (Incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

6(f) Amendment No. 1 to Sub-Advisory Agreement between Bank National Association and Marvin & Palmer Associates, Inc., with respect to International Fund (Incorporated by reference to Exhibit 5(d) to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A.)

7(a) Distribution Agreement [Class A and Class Y Shares,] dated February 10, 1994, between the Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6)(a) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

7(a) Distribution and Service Agreement [Class B] dated August 1, 1994, as amended September 14, 1994 between Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6)(b) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

7(a) Distribution and Service Agreement [Class C] dated December 9, 1998, between Registrant and SEI Investments Distribution Co. (Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A.)

7(a) Form of Dealer Agreement (Incorporated by reference to Exhibit (6)(c) to Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A.)

*8 Deferred Compensation Plan for Directors, Trust Agreement effective January 1, 2000.

9(a) Custodian Agreement dated September 20, 1993, between the Registrant and First Trust National Association, as supplemented through August 1994 (Incorporated by reference to Exhibit (8) to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A.)

9(b) Supplement dated March 15, 1994, to Custodian Agreement dated September 20, 1993. (Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A.)

9(c) Further Supplement dated November 21, 1997, with respect to International Index Fund, and July 23, 1998, with respect to Strategic Income Fund and Emerging Markets Fund, to Custodian Agreement dated September 20, 1993 (Incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A.)

9(d) Compensation Agreement dated July 23, 1998, pursuant to Custodian Agreement dated September 20, 1993 (Incorporated by reference to Exhibit
      (8)(b) to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A.)

9(e) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A.)

9(f) Supplement dated December 8, 1999 to Custodian Agreement dated September 20, 1993. (Incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A.)

10 Administration Agreement, dated January 1, 2000, by and between the Registrant and U.S. Bank National Association (Incorporated herein by reference to Exhibit (h)(1) to Post-effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A.)

*11 Opinion and Consent of Dorsey & Whitney LLP with respect to the legality of the securities being registered.

**12  Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.

13    Not Applicable.

*14(a) Consent of Ernst & Young LLP.

*14(b) Consent of KPMG LLP.

14(c) Independent Auditors' Report of KPMG LLP dated November 13, 1998
      (Incorporated herein by reference to Exhibit (j)(3) to Post-effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A.)

15    Not Applicable.

*16   Powers of Attorney of Directors signing the Registration Statement.

*17   Form of Proxy Card.

--------------------
*  Filed herewith.
** To be filed by amendment.

ITEM 17.  UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Minneapolis, Minnesota on the 3rd day of July, 2000.

FIRST AMERICAN INVESTMENT FUNDS, INC.

By:      /s/ Christopher J. Smith
         ------------------------
         Christopher J. Smith
         Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


SIGNATURE                                            TITLE                         DATE
------------------------------------        ---------------------------         ------------

         *                                           Director                   **
------------------------------------
Robert J. Dayton

         *                                           Director                   **
------------------------------------
Roger Gibson

         *                                           Director                   **
------------------------------------
Andrew M. Hunter III

         *                                           Director                   **
------------------------------------
Leonard W. Kedrowski



         *                                           Director                   **
------------------------------------
John M. Murphy, Jr.

         *                                           Director                   **
------------------------------------
Robert L. Spies

         *                                           Director                   **
------------------------------------
Joseph D. Strauss

         *                                           Director                   **
------------------------------------
Virginia L. Stringer


* By:    /s/ Christopher J. Smith
         ------------------------
         Christopher J. Smith
         Attorney in Fact

** July 3, 2000